UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

CNO FINANCIAL GROUP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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CNO Financial Group, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 6, 2015
Notice Is Hereby Given That the Annual Meeting of Shareholders of CNO Financial Group, Inc. (the “Company”), will be held at the CNO Conference Center, 11825 North Pennsylvania Street, Carmel, Indiana, at 8:00 a.m., Eastern Daylight Time, on May 6, 2015, for the following purposes:
1.
To elect nine directors, each for a one-year term ending in 2016;

2.
To approve the adoption of the Amended and Restated Section 382 Shareholder Rights Plan;

3.
To approve the adoption of the 2015 Pay for Performance Incentive Plan;

4.
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015;

5.
To cast a non-binding advisory vote to approve executive compensation; and

6.
To consider such other matters, if any, as may properly come before the meeting.

Holders of record of outstanding shares of the common stock of the Company as of the close of business on March 9, 2015, are entitled to notice of and to vote at the meeting. Holders of common stock have one vote for each share held of record.
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), on or about March 26, 2015, we either mailed you a Notice of Internet Availability of Proxy Materials (“Notice”) notifying you how to vote online and how to electronically access a copy of this Proxy Statement and the Company’s Annual Report to Shareholders (together referred to as the “Proxy Materials”) or mailed you a complete set of the Proxy Materials. If you have not received but would like to receive printed copies of these documents, including a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice.
Management and the Board of Directors respectfully request that (if you received a paper copy of the Proxy Materials) you date, sign and return the enclosed proxy card in the postage-paid envelope so that we receive the proxy card prior to the Annual Meeting, or, if you prefer, follow the instructions on your proxy card or Notice for submitting a proxy electronically or by telephone. If your shares are held in the name of a bank, broker or other holder of record, please follow the procedures as described in the voting form they send to you. If you attend the meeting in person you may withdraw your proxy and vote personally at the meeting.
By Order of the Board of Directors
Karl W. Kindig, Senior Vice President and Secretary
March 26, 2015
Carmel, Indiana

CNO Financial Group, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CNO Financial Group, Inc. (“CNO” or the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the CNO Conference Center, 11825 North Pennsylvania Street, Carmel, Indiana on May 6, 2015, at 8:00 a.m., Eastern Daylight Time. We are sending the Notice or the Proxy Materials and proxy to shareholders on or about March 26, 2015.
Solicitation of Proxies
The proxies are solicited by the Board of Directors. Proxies may be solicited by mail, telephone, internet or in person. Proxies may by solicited by the CNO Directors and officers. All expenses relating to the preparation and distribution to shareholders of the Notice, the Proxy Materials and the form of proxy are to be paid by CNO.
If the form of proxy is properly executed and delivered in time for the Annual Meeting, the named proxy holders will vote the shares represented by the proxy in accordance with the instructions marked on the proxy. Each shareholder may appoint a person (who need not be a shareholder), other than the persons named in the proxy, to represent him or her at the Annual Meeting by properly completing a proxy. In either case, such completed proxy should be returned in the envelope provided to you for that purpose (if you have requested or received a paper copy of the Proxy Materials) for delivery no later than May 5, 2015. Proxies received that are unmarked will be voted for each of the Board’s nominees for director (Proposal 1), for the approval of the Amended and Restated Section 382 Shareholder Rights Plan (Proposal 2), for the approval of the 2015 Pay for Performance Incentive Plan (the “P4P Plan”) (Proposal 3), for ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4), and for approval of the compensation paid to our Named Executive Officers (Proposal 5). A shareholder may revoke a proxy at any time before it is exercised by mailing or delivering to CNO a written notice of revocation or a later-dated proxy, or by attending the Annual Meeting and voting in person.
Record Date and Voting
Only holders of record of shares of CNO’s common stock as of the close of business on March 9, 2015, will be entitled to vote at the Annual Meeting. On such record date, CNO had 199,973,777 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock will be entitled to one vote with respect to each matter submitted to a vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.
On or about March 26, 2015, we either mailed you a Notice notifying you how to vote online and how to electronically access a copy of the Proxy Materials or mailed you a complete set of the Proxy Materials. If you have not received but would like to receive printed copies of these documents, including a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice.

The following sets forth how a shareholder can vote over the Internet, by telephone or by mail:
Voting By Internet
If you hold your shares in street name (that is, if you hold your shares through a broker, bank or other holder of record), you can vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 12-digit Control Number included on your Notice or your paper voting instruction form (if you received a paper copy of the Proxy Materials).
Voting By Telephone
If you hold your shares in street name, you can vote using a touch-tone telephone by calling the toll-free number included on your paper voting instruction form (if you received a paper copy of the Proxy Materials), 24 hours a day, seven days a week. You will need the 12-digit Control Number included on your paper voting instruction form.
If you hold your shares in street name, you may also submit voting instructions to your bank, broker or other holder of record. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the information from your bank, broker or other holder of record on how to submit voting instructions.
The Internet and telephone voting procedures, which comply with Delaware law and the SEC rules, are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.
Voting By Mail
If you have received a paper copy of the Proxy Materials by mail, you may complete, sign, date and return by mail the paper proxy card or voting instruction form sent to you in the envelope provided to you with your Proxy Materials or voting instruction form.
Deadline for Submitting Votes by Internet, Telephone or Mail
If you hold your shares through a bank or brokerage account, proxies submitted over the Internet or by telephone as described above must be received by 11:59 p.m., Eastern Daylight Time, on May 5, 2015.
Proxies submitted by mail should be returned in the envelope provided to you with your paper proxy card or voting instruction form, and must be received no later than May 5, 2015.
If you want to vote in person at the Annual Meeting and you hold your shares in street name, you must obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote. You must then bring the legal proxy to the Annual Meeting.
Please note that you may receive multiple copies of the Notice or Proxy Materials (electronically and/or by mail). These materials may not be duplicates as you may receive separate copies of the Notice or Proxy Materials for each type of account in which you hold shares. Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) that you receive. In the case of duplicate votes for shares in a particular account, your last vote is the one that counts.
Votes Required
The election of each director (Proposal 1) will be determined by the vote of the majority of the votes cast (where the number of votes cast “for” a director exceeds the number of votes cast “against” that director) by the holders of shares represented (in person or by proxy) and entitled to vote on the subject matter provided a quorum is present. The vote required to approve the Amended and Restated Section 382 Shareholder Rights Plan (Proposal 2), to approve the P4P Plan (Proposal 3), to approve the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4) and for the advisory vote to approve executive compensation (Proposal 5), and any other proposal properly brought before the Annual Meeting, is the affirmative vote of a majority of the shares represented (in person or by proxy) and entitled to vote on the applicable subject matter. Abstentions from voting will have no impact on the election of directors (Proposal 1) and will have the same legal effect as voting against each other proposal.
Abstentions and shares represented by “broker non-votes”, as described below, are counted as present and entitled to vote for the purpose of determining a quorum. A broker non-vote occurs if you hold your shares in street name and do not provide voting instructions to your broker on a proposal and your broker does not have discretionary authority to vote on such proposal. Under current New York Stock Exchange rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting with respect to Proposal 1 (election of nine directors as listed in this Proxy Statement), Proposal 2 (approval of the Amended and Restated Section 382 Shareholder Rights Plan), Proposal 3 (approval of the P4P Plan) and Proposal 5 (advisory vote to approve executive compensation). “Broker non-votes” will have no effect on the outcome of Proposals 1, 2, 3, 4 and 5. Your broker will have discretion to vote your uninstructed shares on Proposal 4 (ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015).
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 6, 2015
This Proxy Statement (including all attachments), the Company’s Annual Report to Shareholders (which includes the Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission (“SEC”) on February 20, 2015) (which is not deemed to be part of the official proxy soliciting materials), and any amendments to the foregoing materials that are required to be provided to shareholders are available at www.proxyvote.com. Shareholders may obtain copies of the Proxy Statement, Annual Report to Shareholders (including financial statements and schedules thereto) and form of proxy relating to this or future meetings of the Company’s shareholders, free of charge on our Internet website at www.CNOinc.com in the “Investors — SEC Filings” section, by calling 317-817-2893 or by sending the Company an email at ir@CNOinc.com. For directions to the Company’s 2015 Annual Meeting, please call us at 317-817-2893.

SECURITIES OWNERSHIP
The following table sets forth certain information concerning the beneficial ownership of our common stock as of March 9, 2015 (except as otherwise noted) by each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, each of our directors and nominees, each of our current executive officers that are named in the Summary Compensation Table on page 32 and all of our current directors, nominees and executive officers as a group. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 9, 2015 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person or group of persons but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
		Shares Beneficially Owned
Title of Class	Name of Beneficial Owner	Number	Percentage
Common stock	Dimensional Fund Advisors LP(1)	18,060,101	8.8%
Common stock	Capital World Investors(2)	15,900,000	7.7
Common stock	Huber Capital Management LLC(3)	13,373,356	6.5
Common stock	BlackRock, Inc.(4)	13,210,710	6.4
Common stock	The Vanguard Group(5)	12,176,824	5.9
Common stock	Edward J. Bonach(6)	834,966	*
Common stock	Ellyn L. Brown	28,218	*
Common stock	Robert C. Greving	37,870	*
Common stock	Mary R. (Nina) Henderson	24,428	*
Common stock	Charles J. Jacklin	0	*
Common stock	R. Keith Long	31,057	*
Common stock	Daniel R. Maurer	0	*
Common stock	Neal C. Schneider	120,407	*
Common stock	Frederick J. Sievert	63,480	*
Common stock	Michael T. Tokarz	102,190	*
Common stock	John G. Turner	98,190	*
Common stock	Bruce Baude(7)	79,200	*
Common stock	Frederick C. Crawford(8)	250,589	*
Common stock	Eric R. Johnson(9)	516,932	*
Common stock	Scott R. Perry(10)	696,261	*
Common stock	All directors and executive officers as a group (17 persons)(11)	3,968,067	2.0

*
Less than 1%.

(1)
Based solely on Amendment No. 3 to Schedule 13G filed with the SEC on February 5, 2015 by Dimensional Fund Advisors LP. The Amendment No. 3 to Schedule 13G reports sole power to vote or direct the vote of 17,887,100 shares and sole power to dispose or direct the disposition of 18,060,101 shares. The business address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(2)
Based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 13, 2015 by Capital World Investors. The Amendment No. 2 to Schedule 13G reports sole power to vote or direct the vote of 15,900,000 shares and sole power to dispose or direct the disposition of 15,900,000 shares. The business address for Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071.

(3)
Based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 12, 2015 by Huber Capital Management LLC. The Amendment No. 2 to Schedule 13G reports sole power to vote or direct the vote of 6,602,320 shares, shared power to vote or direct the vote of 1,208,209 shares, and sole power to dispose or direct the disposition of 13,373,356 shares. The business address for Huber Capital Management LLC is 2321 Rosecrans Ave., Suite 3245, El Segundo, CA 90245.

(4)
Based solely on Amendment No. 1 to Schedule 13G filed with the SEC on January 30, 2015 by BlackRock, Inc. The Amendment No. 1 to Schedule 13G reports sole power to vote or direct the vote of 12,712,629 shares and sole power to dispose or direct the disposition of 13,210,710 shares. The business address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

(5)
Based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 11, 2015 by The Vanguard Group. The Amendment No. 2 to Schedule 13G reports sole power to vote or direct the vote of 288,151 shares, sole power to dispose or direct the disposition of 11,905,173 shares, and shared power to dispose or direct the disposition of 271,651 shares. The business address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Includes options, exercisable currently or within 60 days of March 9, 2015, to purchase 343,850 shares of common stock.

(7)
Includes options, exercisable currently or within 60 days of March 9, 2015, to purchase 64,045 shares of common stock.

(8)
Includes options, exercisable currently or within 60 days of March 9, 2015, to purchase 138,150 shares of common stock.

(9)
Includes options, exercisable currently or within 60 days of March 9, 2015, to purchase 255,000 shares of common stock.

(10)
Includes options, exercisable currently or within 60 days of March 9, 2015, to purchase 399,300 shares of common stock.

(11)
Includes options, exercisable currently or within 60 days of March 9, 2015, to purchase an aggregate of 1,838,045 shares of common stock held by executive officers.

PROPOSAL 1
ELECTION OF DIRECTORS
Nine individuals will be elected to the Board at the Annual Meeting for one-year terms expiring at the 2016 annual meeting of shareholders. Each nominee listed below is currently a member of the Board other than Charles J. Jacklin and Daniel R. Maurer. All directors will serve until their successors are duly elected and qualified.
Director Qualifications and Experience
In considering candidates for the Board, the Governance and Nominating Committee reviews the experience, skills, attributes and qualifications of the current Board members and other potential candidates to ensure that the Board has the skills and experience to properly oversee the interests of the Company. In doing so, the Governance and Nominating Committee considers the experience, skills, attributes and qualifications of candidates in these areas:
•
Insurance and financial services industry;

•
Accounting or other financial management;

•
Investments and investment management;

•
Legal and regulatory;

•
Actuarial;

•
Management including service as a chief executive officer or manager of business units or functions;

•
Marketing;

•
Technology;

•
Talent management; and

•
Experience as a director of other companies.

The key experiences, qualifications, attributes and skills of each of the nominees are included in their individual biographies below.
Consideration is also given to each nominee’s independence, financial literacy, personal and professional accomplishments and experience in light of the needs of the Company. For incumbent directors, past performance on the Board and contributions to their respective committees are also considered. The Governance and Nominating Committee and the Board seek directors with qualities that will contribute to the goal of having a well-rounded, diverse Board that functions well as a unit and is able to satisfy its oversight responsibilities effectively. The Governance and Nominating Committee expects each of the directors to have proven leadership, sound judgment, high ethical standards and a commitment to the success of the Company.
The Governance and Nominating Committee does not have a specific diversity policy with respect to Board candidates, but it strongly believes that the Board should have a variety of differences in viewpoints, professional experiences, educational background, skills, race, gender and age, and considers issues of diversity and background in its process of selecting candidates for the Board.
Board Nominees
The Governance and Nominating Committee engaged a third-party search firm to identify, assist in the evaluation of, and recommend potential Board candidates. After considering candidates identified through that process, the Governance and Nominating Committee recommended that Mr. Jacklin and Mr. Maurer be nominees for election to the Board at the Annual Meeting.
Should any of the nominees become unable to accept election, the persons named in the proxy will have the right to exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Board knows of no reason why any of its nominees would be unable to accept election.

The Governance and Nominating Committee will consider candidates for director nominees put forward by shareholders. See “Shareholder Proposals for 2016 Annual Meeting” for a description of the advance notice procedures for shareholder nominations for directors.
Set forth below is information regarding each person nominated by the Board for election as a director.
Nominees for Election as Directors:

Edward J. Bonach, 61, has been chief executive officer and a director since October 1, 2011 and served as chief financial officer of the Company from May 2007 until January 2012. Mr. Bonach joined CNO from National Life Group, where he served as executive vice president and chief financial officer. Before joining National Life in 2002, he was with Allianz Life for 23 years, where his positions included President — Reinsurance Division and chief financial officer. He is a Fellow of the Society of Actuaries, a member of the American Academy of Actuaries, and a Chartered Enterprise Risk Analyst. With respect to Mr. Bonach’s nomination for re-election, the Board and the Governance and Nominating Committee considered his experience as chief executive officer and chief financial officer of the Company and his extensive insurance, actuarial and executive management experience.

Ellyn L. Brown, 65, joined our Board in May 2012. Until her retirement from full-time law practice, Ms. Brown practiced corporate and securities law, most recently as principal of Brown & Associates, a boutique law and consulting firm that provided operations, regulatory and governance services to financial services industry clients and other clients that operated in heavily regulated, high-scrutiny environments. Ms. Brown served as a member of the board of directors of NYSE Euronext (and predecessor entities) (NYSE:NYX) from 2005 until the acquisition of NYX by the Intercontinental Exchange in 2013, and also chaired the board of NYSE Regulation, Inc., the entity that oversaw market regulation at the NYSE and its affiliated exchanges. She is also a member of the board of directors of Walter Investment Management Corp. (NYSE:WAC). Ms. Brown served as a governor of the Financial Industry Regulatory Authority from 2007–2012 and, from 2007–2011, was a trustee of the Financial Accounting Foundation, the parent entity of the Financial Accounting Standards Board and the Governmental Accounting Standards Board. With respect to Ms. Brown’s nomination for re-election, the Board and the Governance and Nominating Committee considered her extensive financial industry, legal and regulatory experience.

Robert C. Greving, 63, joined our Board in May 2011. Mr. Greving is the retired executive vice president, chief financial officer and chief actuary for Unum Group, having held those positions from 2005 to 2009. Mr. Greving also served as president of Unum International Ltd., Bermuda. Before becoming executive vice president and chief financial officer of Unum Group in 2003, he held senior vice president, finance, and chief actuary positions with Unum Group and with The Provident Companies, Inc., which merged with Unum Group. His duties prior to retirement included directing all aspects of the finance and actuarial responsibilities for the corporate and nine insurance subsidiary insurance companies of Unum Group. He previously held senior positions with PennCorp Dallas Operations, Southwestern Life Insurance Company, American Founders Insurance Company, Aegon USA and Horace Mann Life Insurance Company during his 35 years in the insurance industry. He is a Fellow of the Society of Actuaries. With respect to Mr. Greving’s nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive experience with the management of companies in the life, health, disability and annuity lines of business and in particular with the actuarial, financial and investment disciplines.

Mary R. (Nina) Henderson, 64, joined our Board in August 2012. Ms. Henderson is the managing partner of Henderson Advisory, a consulting practice providing marketing perspective and business evaluation to investment management firms in the consumer products and food industries. Previously she was a corporate vice president of Bestfoods and president of Bestfoods Grocery. During her 30-year career with Bestfoods, and its predecessor company CPC International, Ms. Henderson held a wide variety of international and North American general management and executive marketing positions. Ms. Henderson has been a director of Walter Energy, Inc. since February 2013 and a director of Regus plc since May 2014. She previously served as a director of Del Monte Foods Company (2002–2011), The Equitable Companies (1996–2000), AXA Financial (2001–2011), Pactiv Corporation (2000–2010), Royal Dutch Shell plc and its predecessor company The Shell Transport and Trading Company (2001–2009) and the Hunt Corporation (1991–2002). With respect to Ms. Henderson’s nomination, the Board and the Governance and Nominating Committee considered her management leadership experience, consumer marketing background, and her experience as a director of companies in a variety of industries, including insurance.

Charles J. Jacklin, 60, has been nominated to join our Board, effective at the Annual Meeting. Mr. Jacklin has more than 30 years of finance and investment experience. He served as Chief Executive Officer and President of Mellon Capital Management Corporation from 2006 until March 2011 and then served as Chairman until his retirement at the end of 2012. Mr. Jacklin also held several other executive management positions in his 18 years with Mellon Capital Management including chief investment strategist, where he was responsible for investment strategies and research, and director of asset allocation strategies, where he was responsible for portfolio management in domestic, international and global asset allocation strategies. He has also taught finance and investment strategy for 10 years at the University of Chicago and Stanford University Schools of Business. With respect to Mr. Jacklin’s nomination, the Board and the Governance and Nominating Committee considered his extensive investment, investment risk management and finance experience.

Daniel R. Maurer, 58, has been nominated to join our Board, effective at the Annual Meeting. Mr. Maurer was a member of the senior management team at Intuit Inc. from 2006 until his retirement in 2014. In his most recent role at Intuit, he oversaw the Small Business Solutions Group (including QuickBooks payroll, DemandForce, and QuickBase), and previously led the TurboTax®, Mint, and Quicken brands. Mr. Maurer has extensive global consumer retail sales and marketing experience with over 20 years in executive management at Procter & Gamble (“P&G”), including 15 years internationally. As General Manager of Global Customer Development at P&G’s headquarters, he was tasked with building an effective marketing strategy to achieve a competitive advantage with P&G’s largest global customers including Wal-Mart, Costco, Ahold, Tessco, and Carrefour. Subsequent to his tenure at P&G, Mr. Maurer was Vice President of Strategy for Global Sales and US Business at Campbell’s Soup. He has served since 2012 on the board of directors of Zagg Inc, which designs, produces and distributes mobile accessory solutions, and he was a director of Iomega Corporation, a consumer technology company, from 2006 until its acquisition by EMC Corporation in 2008. With respect to Mr. Maurer’s nomination, the Board and the Governance and Nominating Committee considered his extensive experience in marketing and marketing strategy, including the use of digital marketing strategies to reach the middle market.

Neal C. Schneider, 70, joined our Board in September 2003. Mr. Schneider served from 2003 until 2010 as the non-executive chairman of the board of PMA Capital Corporation, whose subsidiaries provide insurance products, including workers’ compensation and other commercial property and casualty lines of insurance, as well as fee-based services. He also served on the executive, audit and governance committees for PMA Capital. Until his retirement in 2000, Mr. Schneider spent 34 years with Arthur Andersen & Co., including service as partner in charge of the Worldwide Insurance Industry Practice and the North American Financial Service Practice. Between 2000 and 2002, he was an independent consultant and between 2002 and 2003, Mr. Schneider was a partner of Smart and Associates, LLP, a business advisory and accounting firm. With respect to Mr. Schneider’s nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive knowledge and experience in accounting and financial matters, particularly with respect to insurance companies, and in corporate governance.

Frederick J. Sievert, 67, joined our Board in May 2011. Mr. Sievert is the retired President of New York Life Insurance Company, having served in that position from 2002 through 2007. Mr. Sievert shared responsibility for overall company management in the Office of the Chairman, from 2004 until his retirement in 2007. Mr. Sievert joined New York Life in 1992 as senior vice president and chief financial officer of the individual insurance businesses. In 1995 he was promoted to executive vice president and was elected to the New York Life board of directors in 1996. Prior to joining New York Life, Mr. Sievert was a senior vice president for Royal Maccabees Life Insurance Company, a subsidiary of the Royal Insurance Group of London, England. Mr. Sievert is a Fellow of the Society of Actuaries. He has been a director of Reinsurance Group of America, Incorporated since 2010. With respect to Mr. Sievert’s nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive insurance, actuarial and executive management experience.

Michael T. Tokarz, 65, joined our Board in September 2003. Mr. Tokarz is the chairman of MVC Capital, Inc. (a registered investment company). In addition, he has been a managing member of the Tokarz Group, LLC (venture capital investments) since 2002. He was a general partner with Kohlberg Kravis Roberts & Co. from 1985 until he retired in 2002. He is a senior investment professional with over 30 years of lending and investment experience including diverse leveraged buyouts, financings, restructurings and dispositions. Mr. Tokarz has served on the boards of publicly traded companies for over 20 years and during the last five years has served as a director of Dakota Growers Pasta Companies, Inc. (2004–2010), MVC Capital, Inc. (2004–present), Mueller Water Products, Inc. (2006–present), Idex Corporation (1987–April 8, 2015), Walter Energy, Inc. (1987–present) and Walter Investment Management Corp. (2009–present). Mr. Tokarz is a certified public accountant. With respect to Mr. Tokarz’s nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive knowledge and executive management experience in banking and finance, investments and corporate governance.

Voting for Directors; Required Vote
The election of each director will be determined by the vote of the majority of the votes cast (where the number of votes cast “for” a director exceeds the number of votes cast “against” that director) by the holders of shares of common stock present in person, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.
In an uncontested election of directors at which a quorum is present, any incumbent director who fails to receive a majority of the votes cast (where the number of votes cast “for” a director exceeds the number of votes cast “against” that director) shall offer to tender his or her resignation to the Board. In such event, the Governance and Nominating Committee will consider the offer and make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. The Board will publicly disclose its decision and rationale within 90 days from the certification of the election results.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE COMPANY’S DIRECTOR NOMINEES LISTED ABOVE.
Board Committees
Audit and Enterprise Risk Committee. The Audit and Enterprise Risk Committee’s functions, among others, are to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by the independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; review and monitor the Company’s compliance with legal and regulatory requirements; discuss with management and the independent accountants our draft annual and quarterly financial statements and key accounting and/or reporting matters; and oversight of management’s processes for managing enterprise risk. The Audit and Enterprise Risk Committee currently consists of Mr. Greving, Ms. Henderson, Mr. Long and Mr. Schneider, with Mr. Greving serving as chairman of the committee. Based on their experience, Mr. Greving and Mr. Schneider each qualify as an “audit committee financial expert,” as defined under SEC rules promulgated under the Sarbanes-Oxley Act. All current members of the Audit and Enterprise Risk Committee are “independent” within the meaning of the regulations adopted by the SEC including Section 10A(m)(3) of the Securities Exchange Act of 1934 and the listing requirements adopted by the New York Stock Exchange regarding audit committee membership. The current members also satisfy the financial literacy qualifications of the New York Stock Exchange listing standards. The committee met on 10 occasions in 2014. A copy of the Audit and Enterprise Risk Committee’s charter is available in the Investor Relations section of our website at www.CNOinc.com.
Governance and Nominating Committee. The Governance and Nominating Committee is responsible for, among other things, establishing criteria for Board membership; considering, recommending and recruiting candidates to fill new positions on the Board; reviewing candidates recommended by shareholders; and considering questions of possible conflicts of interest involving Board members, executive officers and key employees. It is also responsible for developing principles of corporate governance and recommending them to the Board for its approval and adoption, and reviewing periodically these principles of corporate governance to insure that they remain relevant and are being complied with. The Governance and Nominating Committee currently consists of Mr. Tokarz, Ms. Brown, Mr. Schneider and Mr. Sievert, with Mr. Tokarz serving as chairman of the committee. All current members of the Governance and Nominating Committee are “independent” within the meaning of the listing requirements adopted by the New York Stock Exchange regarding nominating committee membership. The committee held five meetings during 2014. A copy of the Governance and Nominating Committee’s charter is available in the Investor Relations section of our website at www.CNOinc.com.
Human Resources and Compensation Committee. The Human Resources and Compensation Committee is responsible for, among other things, approving overall compensation philosophy and strategy; evaluating the performance of the chief executive officer and recommending to the Board the compensation of the chief executive officer; reviewing and approving on an annual basis the evaluation process and compensation structure for the Company’s other executive officers as recommended by the chief executive officer; ensuring that appropriate programs and procedures are established to provide for the development, selection, retention and succession of officers and key personnel; and reviewing and administering our incentive compensation and equity award plans. The report of the Human Resources and Compensation Committee appears on page 31 of this Proxy Statement. The Human Resources and Compensation Committee currently consists of Mr. Sievert, Ms. Brown, Mr. Tokarz and Mr. Turner, with Mr. Sievert serving as committee chair. All current members of the Human Resources and Compensation Committee are “independent” within the meaning of the listing requirements adopted by the New York Stock Exchange regarding compensation committee membership and qualify as “non-employee” directors for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The committee met on seven occasions in 2014. A copy of the Human Resources and Compensation Committee’s charter is available in the Investor Relations section of our website at www.CNOinc.com.
Investment Committee. The Investment Committee is responsible for, among other things, reviewing investment policies, strategies and programs; reviewing the procedures which the Company utilizes in determining that funds are invested in accordance with policies and limits approved by it; and reviewing the quality and performance of our investment portfolios and the alignment of asset duration to liabilities. The Investment Committee currently consists of Mr. Long, Mr. Bonach, Ms. Henderson and Mr. Turner, with Mr. Long serving as chairman of the committee. The committee met on four occasions in 2014. A copy of the Investment Committee’s charter is available in the Investor Relations section of our website at www.CNOinc.com.
Executive Committee. Subject to the requirements of applicable law, including our certificate of incorporation and bylaws, the Executive Committee is responsible for exercising, as necessary, the authority of the Board in the management of our business affairs during intervals between Board meetings. The Executive Committee currently consists of Mr. Schneider, Mr. Bonach and Mr. Greving, with Mr. Schneider serving as chairman of the committee. A copy of the Executive Committee’s charter is available in the Investor Relations section of our website at www.CNOinc.com.
Director Compensation
Our non-employee directors currently receive an annual cash retainer of  $80,000. Our non-executive chairman receives a fee equal to 200% of the base cash fees and equity awards paid to the other non-employee directors. The chairs of the Audit and Enterprise Risk Committee and the Human Resources and Compensation Committee each currently receive an additional annual cash fee of  $30,000, and directors who chair one of our other Board committees (other than the Executive Committee) receive an additional annual cash fee of  $20,000. Each member of the Audit and Enterprise Risk Committee (including the chairman) receives an additional annual cash retainer of  $15,000. Cash fees are paid quarterly in advance. In addition to the cash payments, our non-employee directors currently receive an annual equity award of  $120,000, which vests immediately upon grant. The Board’s policy is to review and set the compensation of the non-employee directors each year at the Board meeting that follows the Annual Meeting and to make equity awards to those directors at that time. Directors are reimbursed for out-of-pocket expenses, including first-class airfare, incurred in connection with the performance of their responsibilities as directors. The compensation paid in 2014 to our non-employee directors is summarized in the table below:

DIRECTOR COMPENSATION IN 2014
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Ellyn L. Brown	$80,000	$120,001	$200,001
Robert C. Greving	125,000	120,001	245,001
Mary R. (Nina) Henderson	95,000	120,001	215,001
R. Keith Long	115,000	120,001	235,001
Neal C. Schneider	175,000	240,003	415,003
Frederick J. Sievert	110,000	120,001	230,001
Michael T. Tokarz	100,000	120,001	220,001
John G. Turner	80,000	120,001	200,001

(1)
This column represents the amount of cash compensation paid in 2014 for Board service, for service as non-executive chairman, for service on the Audit and Enterprise Risk Committee and for chairing a committee, as applicable.

(2)
The amounts in this column are computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) and represent the grant date fair values for shares of common stock awarded. On May 7, 2014, Mr. Schneider received an award of 14,458 shares of common stock and each of the other directors listed above received an award of 7,229 shares of common stock. These awards vested immediately upon grant.

Board Leadership Structure
CNO has a non-executive, independent director, who serves as chairman of the Board. Mr. Schneider was elected Chairman in 2011 and currently serves in that capacity. The Board believes that its leadership structure, with a non-executive chairman position separate from the chief executive officer, provides appropriate, independent oversight of management and the Company. The non-executive chairman of the Board (1) presides at all meetings of the Board and shareholders; (2) presides during regularly held sessions with only the independent directors; (3) encourages and facilitates active participation of all directors; (4) develops the calendar of and agendas for Board meetings in consultation with the chief executive officer and other members of the Board; (5) determines, in consultation with the chief executive officer, the information that should be provided to the Board in advance of the meeting; and (6) performs any other duties requested by the other members of the Board.
As discussed below, all members of our Board are independent other than Mr. Bonach, our chief executive officer. As CEO, Mr. Bonach, subject to the direction of the Board, is in charge of the business and affairs of CNO and is our chief policy making officer. Our Board and its committees play an active role in overseeing the Company’s business. The directors bring a broad range of leadership, business and professional experience to the Board and actively participate in Board discussions. The Board believes that having a non-executive chairman and a Board comprised almost entirely of independent, non-employee directors best serves the interests of our shareholders and the Company.
Board Meetings and Attendance
During 2014, the Board met on 10 occasions. Each director attended at least 75% of the aggregate of the meetings of the Board and Board committees on which he served. The independent directors regularly meet in executive session without the chief executive officer or any other member of management. The non-executive chairman presides at such executive sessions.
In addition, CNO has a policy that all directors attend the annual meeting of shareholders. All of our directors attended the annual meeting of shareholders held in 2014.

Director Independence
The Board annually determines the independence of directors based on a review by the directors. Although the Board has not adopted categorical standards of materiality for independence purposes, no director is considered independent unless the Board has determined that he or she has no material relationship with CNO, either directly or as an officer, shareholder or partner of an organization that has a material relationship with CNO. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The Board considers the Company’s Corporate Governance Guidelines, the applicable rules and regulations of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange in making its determination regarding independence and the materiality of any relationships with CNO. The Board has determined that all current directors other than Mr. Bonach are independent.
Board’s Role in Risk Oversight
Enterprise risk management is integral to our business. The Board is responsible for overseeing the Company’s risk profile and management’s processes for managing risk. The oversight of certain risks, including those relating to the Company’s capital structure and capital management is done by the full Board. The Board has delegated primary responsibility for many aspects of the Board’s risk oversight to the Audit and Enterprise Risk Committee. The Audit and Enterprise Risk Committee receives reports at its meetings and oversees management’s processes for managing enterprise risk, including the risk management process associated with financial controls, insurance reserves, legal, regulatory and compliance risks, and the overall risk management structure, process and function. Other Board committees oversee risk management related to specific functions. The Investment Committee oversees investment and asset-liability management risk. The Human Resources and Compensation Committee oversees risks associated with our compensation programs so that incentives are not provided for inappropriate risk taking, as further discussed below.
Our leadership strongly supports an active and engaged risk management process. CNO has established an enterprise risk management committee comprised of senior management from business units and functions throughout the Company. This enterprise risk management committee meets at least once each quarter and is co-chaired by the chief executive officer and the chief financial officer. CNO also has an investment and asset-liability management committee comprised of senior management from various functions and the presidents of each business segment. This committee meets at least once each quarter and is chaired by the chief investment officer. The Company has a senior vice president who is responsible for the coordination of enterprise risk management activities. Reports on different aspects of the Company’s enterprise risk management are provided to the Board, to the Audit and Enterprise Risk Committee, to the Investment Committee and to other Board committees, as appropriate, on a regular basis.
As part of its risk oversight responsibilities, the Board and its committees review policies and processes that senior management uses to manage the Company’s risk exposure. In doing so, the Board and its committees review the Company’s risk appetite statement, overall risk function and senior management’s establishment of appropriate systems and processes for managing insurance risk, interest rate and asset-liability management risk, credit and counterparty risk, liquidity risk, operational risk and reputational risk.
Relationship of Compensation Policies and Practices to Risk Management
The Human Resources and Compensation Committee has reviewed our compensation programs and believes that they carefully balance risks and rewards and do not incentivize inappropriate risk taking. Our incentive plans include multiple performance measures, most of which are financial in nature, and are designed to hold employees accountable for sustained improvement in the core operating performance of the Company. We structure our pay to include both fixed and variable compensation and our variable compensation is capped at no more than two times the target opportunities. In addition, our officers’ compensation aligns them with shareholder interests through equity-based awards with multiple year vesting.
Approval of Related Party Transactions
Under the Company’s written policy, transactions and agreements with related persons (directors, director nominees and executive officers or members of their immediate families, or shareholders owning five percent or more of the Company’s outstanding stock) that meet the minimum threshold for disclosure in the proxy statement under applicable SEC rules (generally transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest) must be approved by the Board or a committee comprised solely of independent directors. In considering the transaction or agreement, the Board or committee will consider all relevant factors including the business reason for the transaction, available alternatives on comparable terms, actual or apparent conflicts of interest and the overall fairness of the transaction to the Company. Any proposed transactions that might be considered a related person transaction are to be raised with the chairman of the Board or the chairman of the Governance and Nominating Committee. They will jointly determine whether the proposed transaction should be considered by the full Board (recusing any directors with conflicts) or by a Board committee of independent directors. Related person transactions are to be approved in advance whenever practicable, but if not approved in advance are to be ratified (if the Board or committee considers it appropriate to do so) as soon as practicable after the transaction.
Various Company policies and procedures, including the Code of Business Conduct and Ethics and annual questionnaires completed by all company directors, officers and employees, require disclosure of transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules. Any related person transactions that are identified under these additional policies and procedures are to be considered under the process described above.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees regarding their obligations in the conduct of the Company’s affairs. A copy of the Code of Business Conduct and Ethics is available under Corporate Governance in the Investor Relations section of our website at www.CNOinc.com. Within the time period specified, and to the extent required, by the SEC and the New York Stock Exchange, we will post on our website any amendment to our Code of Business Conduct and Ethics and any waiver applicable to our principal executive officer, principal financial officer or principal accounting officer (there have been no such waivers).
Corporate Governance Guidelines
CNO is committed to best practices in corporate governance. Upon the recommendation of the Governance and Nominating Committee, the Company adopted a set of Board Governance Operating Guidelines. A copy of the CNO Board Governance Operating Guidelines is available under Corporate Governance in the Investor Relations section of our website at www.CNOinc.com.
Director Stock Ownership Guidelines
The Board has adopted guidelines regarding ownership of CNO common stock by the directors. The amounts set forth in these guidelines were increased in 2013 and the guidelines now provide for each director to own shares of common stock with a value of at least five times his or her annual base cash compensation. Directors are given five years from the date of their initial election to reach that level of ownership. Based on the current base cash compensation for directors of  $80,000 per year, the ownership guidelines call for each director to own shares with a value of at least $400,000. As of March 9, 2015, all directors who have served on the Board for at least five years met these stock ownership guidelines, and each of the other directors met, or was on track to meet, these increased guidelines.
Succession Planning
The Board is actively involved with the Company’s talent management process. Annually, the Board reviews the Company’s leadership team, which includes a detailed discussion of succession plans for the chief executive officer and other members of executive and senior management. In addition, the Board regularly discusses the Company’s plans for talent development, with a focus on high potential individuals who are in the position to make the most significant contributions to the Company and to serve as its future leaders.

Communications with Directors
Shareholders and other interested parties wishing to communicate directly with the Board or any one or more individual members (including the chairman of the Board or the non-management directors as a group) are welcome to do so by writing to the CNO Corporate Secretary, 11825 North Pennsylvania Street, Carmel, Indiana, 46032. The Corporate Secretary will forward any communications to the director or directors specified by the shareholder or other interested party.
Compensation Committee Interlocks and Insider Participation
During 2014, the directors who served on the Human Resources and Compensation Committee were the current members (Ms. Brown and Messrs. Sievert, Tokarz and Turner). None of the members of the Human Resources and Compensation Committee during 2014 is or has been one of our officers or employees. None of our executive officers serves, or served during 2014, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Human Resources and Compensation Committee.
Copies of Corporate Documents
In addition to being available under Corporate Governance in the Investor Relations section of our website at www.CNOinc.com, we will provide to any person, without charge, a printed copy of our committee charters, Code of Business Conduct and Ethics and Board Governance Operating Guidelines upon request being made to CNO Investor Relations, 11825 N. Pennsylvania Street, Carmel, Indiana 46032; or by telephone: (317) 817-2893 or email: ir@CNOinc.com.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Business Overview
CNO Financial Group, Inc. is a Fortune 1000 insurance holding company, with more than $4 billion in annual revenues. CNO’s insurance companies are leading providers of supplemental health insurance, life insurance and annuities to middle-income pre-retiree and retired Americans to help them protect against financial adversity and provide for a more secure retirement.
CNO delivered strong financial and operational results in 2014. Net operating income per diluted share* was up 11.2% over 2013 to $1.19. Consolidated sales, as defined by total new annualized premium (“NAP”), grew 2% over 2013, contributing to growth in collected premium in each of our three active operating segments (Bankers Life, Washington National and Colonial Penn). Collected premiums in CNO’s continuing operating segments were up 2% from 2013, benefiting from increased productivity, geographic expansion and the launching of new products.
During 2014, we continued to return significant capital to our shareholders through securities repurchases of  $376.5 million and common stock dividends of  $51 million. From the initiation of our share buyback program in 2011, we have returned nearly $1.3 billion via securities repurchase and common stock dividends. We doubled our common stock dividend in 2014 and achieved a 20% payout ratio one year earlier than our goal.
Our financial condition and capital generation continued to be strong in 2014. The consolidated statutory risk-based capital ratio of our insurance subsidiaries increased approximately 20 percentage points to over 430% during 2014, and book value per diluted share, excluding accumulated other comprehensive income (loss)*, grew to $18.75 from $18.62. Our debt-to-total capital ratio, excluding accumulated other comprehensive income*, at the end of 2014 was 17.1 percent, essentially flat compared to the prior year. We received an additional four upgrades from rating agencies during the year, bringing the total number of upgrades over the past three years to ten.
Our mission is to be the recognized leader in providing financial security for the protection and retirement needs of middle-income American working families and retirees. Our strategic plans are focused on continuing to grow and deliver long-term value for all our stakeholders. Specifically, we will focus on the following priorities:
•
Growth;

•
Further enhance the customer experience;

•
Increase profitability and return on equity;

•
Effectively manage risk and deploy capital; and

•
Invest in and develop our talent.

Summary of Key Compensation Actions, Decisions and Results in 2014
•
Merit (base salary) increases for the majority of officers (vice president level and above), including the Named Executive Officers:   Reflecting general market trends, the performance of the individuals and current base salary to the market, the Human Resources and Compensation Committee (the “Committee”) approved base salary increases, ranging from 0.0% to 2.29%, for our Named Executive Officers in 2014.

*
For a definition and reconciliation of this measure to the corresponding measure under generally accepted accounting principles (“GAAP”), see “Information Related to Certain Non-GAAP Financial Measures” on page 53 of this Proxy Statement.

•
Continued the annual equity grant mix to include only stock options and performance shares for most officers:   Our annual equity grant consists of stock options and performance shares (P-Shares), directly linking our annual grant to Company performance and shareholder return. Restricted Shares are used selectively to promote retention and recognition of high potential executives.

•
2014–2016 P-Shares:   The performance metrics for our 2014 P-Share award included both three-year average Operating ROE and relative TSR for our performance comparator group.

•
Strong 2014 P4P results:   Driven by strong financial results of the Company and our operating segments, including a 11.2% increase in net operating income per diluted share, P4P payouts ranged from 125.5% to 154.0% of target for the Named Executive Officers.

•
2012–2014 P-Shares earned:   At the end of the performance period (December 31, 2014), the performance goals for the 2012–2014 P-Share grant were achieved at maximum levels. Accordingly, 150% of the P-Shares were earned and vested from this grant.

•
Potential Payments upon a Change in Control (“CIC”):   To better align with market practice, potential payments upon a change in control for the CEO and his direct reports were updated to three times and two times, respectively, their annual base salary plus target bonus. A double trigger, both CIC and termination, must be met for CIC payments to be made.

•
Continued a shareholder dividend program:   In 2012 the Company initiated a common stock dividend program, recognizing the Company’s financial strength, and confidence in continued growth and capital generation. In 2014 the quarterly dividend was increased from $0.03 to $0.06 per share.

•
These key actions, decisions and results delivered the following compensation for our Named Executive Officers in 2014:

NEO Compensation Resulting from Key 2014 Actions and Decisions
Named Executive Officer	January 1, 2014 Base Salary	Merit (Base Salary) Increase	December 31, 2014 Base Salary	2014 P4P Payout(1)	LTI Award Value(2)
Edward Bonach, Chief Executive Officer	$1,000,000	0.0%	$1,000,000	$2,078,100	$2,679,673
Frederick Crawford, EVP, Chief Financial Officer	$566,500	2.3%	$579,500	$888,973	$821,369
Scott Perry, Chief Business Officer	$566,500	1.5%	$575,000	$719,701	$864,446
Eric Johnson, President – 40|86 Advisors	$500,000	0.0%	$500,000	$760,713	$562,025
Bruce Baude, EVP Chief Operations & Technology Officer	$475,000	2.1%	$485,000	$744,215	$518,766

(1)
P4P, or “Pay for Performance”, is our annual management cash incentive plan.

(2)
Expressed as the grant date fair value of stock options and performance shares granted in March 2014.

Summary of Compensation Governance Practices
The Committee strives to maintain good governance standards in our compensation practices. They include:
•
Stock Ownership Guidelines:   In 2011, the Committee approved stock ownership guidelines for the Chief Executive Officer and the senior executive officers who report to him.

•
No significant perquisites offered:   Our executives participate in broad-based Company-sponsored benefits programs on the same basis as other full-time associates.

•
Change in control agreements are governed by double trigger arrangements:   All employment agreements and equity award agreements for Named Executive Officers and other senior executives require a termination of employment in addition to a change in control of the Company before change in control benefits are triggered.

•
No Supplemental Executive Retirement Programs (SERPs) offered:   We do not offer SERPs to our current executives.

•
Independence of executive compensation consultant (Aon Hewitt):   The Committee has engaged an independent, executive compensation advisor, taking SEC and NYSE guidelines into consideration. Aon Hewitt has no business or personal relationships with our Chief Executive Officer, other Named Executive Officers or Board Members.

•
Independence of Committee Members:   All Committee members are independent.

•
Percent of Variable and Performance-Based Pay:   Variable pay comprises between 67% and 80% of Total Direct Compensation (as described below) for our Named Executive Officers, with the majority of variable pay composed of long-term incentives.

•
Continued to utilize a “Governor” in the Annual Incentive Plan:   In 2014, we continued a policy adopted in 2009 which limits P4P payments on non-income-related metrics when we do not achieve overall threshold in Combined In-force EBIT.

•
Strong Clawback Rights:   Our P4P and Long-term Incentive (LTI) plans have clawback provisions that include recapture rights of any incentive amount paid or vested in the event that the Committee determines that the achievement of performance goals was based on incorrect data, errors, omissions or fraud.

•
Assessing level of risk:   The Committee annually assesses the level of risk associated with our incentive plans.

•
Ongoing succession planning:   The Committee regularly engages throughout the year in in-depth discussions regarding succession planning and talent development of our executives.

Philosophy, Objectives and Role of Human Resources and Compensation Committee
Philosophy
The Committee, which is comprised solely of independent, non-employee Directors, has developed a philosophy and a comprehensive compensation strategy to reward overall and individual performance that drives long-term success for our shareholders.
Our compensation philosophy consists of the following guiding principles:
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Pay for Performance:   Rewards will vary based on company, business segment and individual performance.

•
Target Total Rewards Position:   The overall rewards will be competitive by targeting compensation at approximately the median of the relevant comparator group with additional compensation for achieving superior performance.

•
Relevant Comparator Group:   We will utilize a relevant comparator group of companies in the insurance/financial services industry and general industry where appropriate, taking both asset size and revenue into consideration, which includes the best available data for comparison with our peers and companies with which we compete for executive talent.

Pay for Performance Objectives
The Committee strives to provide a clear reward program that allows us to attract, motivate and retain seasoned executive talent with the significant industry experience required to continue to improve our performance and build long-term shareholder value. To achieve this, our programs are designed to:
•
Reward sustainable operational and productivity improvements. This means that (1) we set performance goals under our P4P plan at targeted performance levels for key financial metrics and (2) we set multi-year performance goals for our P-Share (performance share) awards;

•
Align the interests of our executives with those of our shareholders by rewarding shareholder value creation;

•
Integrate with the Company-wide annual performance management program of individual goal setting and formal evaluation;

•
Provide for discretion to make adjustments and modifications based upon how well individual executives meet our performance standards for expected achievement of business results, as well as uphold our values and leadership behaviors; and

•
Offer the opportunity to earn above-market compensation when overall and individual performances exceed expectations.

Target Total Rewards and Selection of the Comparator Groups
In setting target executive compensation opportunities, the Committee looks at Total Annual Cash (which is comprised of base salary and target cash incentives) and Total Direct Compensation (which is the sum of Total Annual Cash and long-term incentives). Our long-term incentives may include annual stock option awards as well as restricted shares and P-Share awards. The Committee intends to compensate our executives at approximately the 50th percentile (meaning within a range of  +/- 15% of the 50th percentile dollar value) for total direct compensation, for the achievement of target performance, with additional compensation opportunities for the achievement of superior results.
The Committee assesses “competitive market” compensation annually using a number of sources. In determining the competitive compensation levels, at the recommendation of the independent compensation consultant, the Committee reviews targeted proxy data from a select group of peer companies identified below for the Named Executive Officers, and also compares our other executives to the Diversified Insurance Study published by Towers Watson. Both of these sources provide a much more focused analysis of very specific industry peers with whom the Company competes for talent. We will continue to use our peer companies for the Named Executive Officers as the relevant comparator group and all other executives have been compared to the Towers Watson Diversified Industry Study in 2014.
Peer Companies:
Aflac, Inc.	Principal Financial Group, Inc.
American Financial Group, Inc.	Protective Life Corporation
Assurant, Inc.	Reinsurance Group of America Incorporated
Cincinnati Financial Corporation	StanCorp Financial Group, Inc.
Genworth Financial, Inc.	Torchmark Corporation
Kemper Corporation	Universal American Corp.
Lincoln National Corporation	Unum Group
Although aggregate pay levels are generally consistent with our compensation philosophy, it is possible that pay levels for specific individuals may be above or below the targeted competitive benchmark levels based on a number of factors, including each individual’s role and responsibilities within our Company, the individual’s experience and expertise, the pay levels for peers within the Company, and the pay levels for similar job functions in the marketplace. The Committee is responsible for approving all compensation programs for our senior executive officers. In determining executive compensation, the Committee considers all forms of compensation and benefits, and uses appropriate tools — such as tally sheets and market studies — to review the value delivered to each executive through each component of compensation.
Tally sheets provide a vehicle for the Committee to examine external market practices and compare them to our internal evaluations and decisions. Our tally sheets capture and report:
•
Competitive external market data on a base salary, Total Annual Cash and Total Direct Compensation basis;

•
Individual Total Annual Cash compensation including annual salary, target bonus opportunity, and actual bonus paid;

•
Long-term equity grants and their vesting status and value at a hypothetically established share price; and

•
Employment agreement terms and conditions.

Competitive market data is used as a reference point, and we avoid automatic adjustments based on annual competitive benchmarking data, since we believe a given executive’s compensation should also reflect Company-specific factors such as the relative importance of the role within the organization, the compensation for other positions at the same level, and individual factors such as experience, expertise, and individual performance.
In addition to the objective review of external factors, the Committee also considers internal equity among colleagues when determining executive compensation levels. This means that, although the Committee examines competitive pay data for specific positions, market data is not the sole factor considered in setting pay levels. The Committee also considers factors such as our organizational structure and the relative roles and responsibilities of individuals within that structure. The Committee believes that this approach fosters an environment of cooperation among executives that enhances sales growth, profitability and customer satisfaction.
Realized total compensation in any year may be significantly above or below the target compensation levels depending on whether our incentive goals were attained and whether shareholder value was created. In some cases, the amount and structure of compensation results from negotiations with executives at the time they were hired, which may reflect competitive pressures to attract and hire quality executive talent in the insurance industry. To help attract and retain such talent, the Committee also seeks to provide a level of benefits in line with those of comparable publicly traded companies without matching such benefits item by item.
Role of the Human Resources and Compensation Committee
The Committee determines the components and amount of compensation for our executive officers and provides overall guidance for our employee compensation policies and programs. In addition, the Committee actively monitors our executive development and succession planning activities related to our senior executives and other members of management. Currently, four members of our Board of Directors sit on the Committee, each of whom is an independent director under the New York Stock Exchange listing requirements, the exchange upon which our stock trades. From time to time, other Board members may also participate in the Committee’s meetings, though these ad hoc participants do not participate in making pay decisions. The full Board of Directors receives regular reports of Committee deliberations and decisions and, at least once annually, the full Board reviews the Committee’s written evaluation of the Chief Executive Officer’s performance and compensation. The Committee’s functions are more fully described in its charter, which can be found on our website at www.CNOinc.com.
In making executive compensation decisions, the Committee receives advice from its independent compensation consultant, Aon Hewitt. The Committee evaluates Aon Hewitt’s independence annually, and pursuant to the SEC’s rules and the NYSE’s rules, concluded that no conflict of interest existed in connection with the services Aon Hewitt performed for the Compensation Committee in 2014. In making its determination, the Committee took into account that no member of the Aon Hewitt team that works for the Committee has a business or personal relationship with either any member of executive management or member of the Committee as defined by the NYSE’s rules. Fees paid to Aon Hewitt for executive compensation advisory services were $235,468 in 2014.
For 2014, management determined to engage Aon Risk Services to assist in the placement of an Agents Errors and Omissions policy. Aon Risk Services received a commission of  $200,000 from the carrier of the insurance policy. Aon Risk Services and Aon Hewitt are subsidiaries of Aon plc operating under separate management structures. Approval of the Compensation Committee was not requested in advance of engaging Aon Risk Services.
Effective beginning in 2015, the Committee has adopted a policy requiring management to inform them of any other potential work being considered with Aon plc or any subsidiary of Aon plc. The information will include the nature of the assistance, the unit of Aon plc involved and the form and expected amount of payment. If the Committee determines that such work would not create a conflict of interest with respect to work the Aon Hewitt compensation consultant provides, the Committee will then pre-approve management’s ability to engage the Aon entity in the proposed capacity.
The Committee re-evaluated the independence of Aon Hewitt given the brokerage services provided by a related Aon plc entity noting that the commission of  $200,000 was less than .01% of Aon plc’s revenues and that Aon Hewitt and Aon Risk Services are separately managed subsidiaries of Aon plc. Based on these and other considerations, the Committee continues to consider Aon Hewitt to be independent.
Although Aon Hewitt is retained directly by the Committee, Aon Hewitt personnel interact with our executive officers as needed, specifically the Chief Executive Officer, Executive Vice President of Human Resources, General Counsel, and Chief Financial Officer, and their staffs to provide the Committee with relevant compensation and performance data for our executives and the Company. In addition, Aon Hewitt personnel may interact with management to confirm information, identify data questions, and/or exchange ideas.
As requested by the Committee, Aon Hewitt’s services to the Committee in 2014 included:
•
Providing competitive analysis of total compensation components for our senior executive officers, including our Named Executive Officers;

•
Researching and presenting competitive and emerging compensation practices and regulatory issues;

•
Attending Committee meetings, in person and telephonically;

•
Reviewing and evaluating changes to the executive compensation philosophy and proposed plan changes; and

•
Assisting with the assessment of the risk analysis of our compensation plans.

The Committee has the authority under its charter to retain outside consultants or other advisors. In making its decisions, the Committee collects and considers input from multiple sources. The Committee may ask senior executive officers to attend Committee meetings where executive compensation, overall and individual performance are discussed and evaluated. During these meetings, executives provide insight, suggestions or recommendations regarding executive compensation. Deliberations generally occur with input from Aon Hewitt, members of management and other Board members. However, only the members of the Committee make decisions regarding executive compensation. In the case of the Chief Executive Officer’s compensation, these decisions are submitted to the full Board for its review and approval.
The Committee reviewed the results of the shareholder vote on the Say on Pay proposal from the 2014 Annual Meeting, at which approximately 99% of the votes cast were for approval of the Company’s 2013 executive compensation as described in last year’s proxy statement. After consideration of the positive voting results and its discussion with Aon Hewitt, the Committee determined that its approach to compensation is balanced and effective and made no fundamental changes to the program for fiscal year 2014.

Compensation Components
Our compensation program is composed of the following components:
•
Base Salary

•
Annual cash incentives (P4P)

•
Long-term equity incentives (stock options and P-Shares)

•
Benefits

Table 1 summarizes information about the target level of 2014 Total Annual Cash (TAC) and Total Direct Compensation (TDC) for our Named Executive Officers. This table differs from the Summary Compensation Table on page 32 in that values generally represent target amounts and equity grants which are part of our normal long-term incentive program for 2014 only. Further discussion about these compensation components can be found later in this section. Each component is discussed with a brief description of the strategy, plan design and plan performance.
Table 1 — Summary of Components of TDC in 2014 at Target(1)
Named Executive Officer	Base Salary	Target Incentive (% of Salary)	Target Total Annual Cash	Stock Option Value(2)	P-Share Value(2)	Total LTI Value(2)	Target TDC(3)
Edward Bonach, Chief Executive Officer	$1,000,000	135%	$2,350,000	$1,595,076	$1,084,597	$2,679,673	$5,029,673
% Change vs. 2013	0%		4%			–12%	–5%
% of TDC	20%		47%			53%
Frederick Crawford, EVP, Chief Financial Officer	$579,500	100%	$1,159,000	$488,857	$332,512	$821,369	$1,980,369
% Change vs. 2013	2%		2%			–29%	–13%
% of TDC	29%		59%			41%
Scott Perry, Chief Business Officer	$575,000	100%	$1,150,000	$514,558	$349,888	$864,446	$2,014,446
% Change vs. 2013	2%		2%			–21%	–9%
% of TDC	29%		57%			43%
Eric Johnson, President – 40|86 Advisors	$500,000	100%	$1,000,000	$334,497	$227,528	$562,025	$1,562,025
% Change vs. 2013	0%		0%			–23%	–10%
% of TDC	32%		64%			36%
Bruce Baude, EVP, Chief Operations and Technology Officer(4)	$485,000	100%	$970,000	$308,796	$209,969	$518,765	$1,488,765
% Change vs. 2013	2%		2%			–29%	–11%
% of TDC	33%		65%			35%

(1)
Annual Incentive expressed as Target levels, value of equity expressed as grant date fair value.

(2)
Represents stock option and performance share grant date fair values granted in 2014; actual value realized will depend on stock price appreciation and achievement of performance metrics at time of vesting. Valuation methodology is discussed later in this proxy statement.

(3)
Target TDC includes Target TAC and the Total LTI Value provided at the time of the annual grant.

(4)
Mr. Baude was not an NEO in 2013.

Compensation Mix
In delivering compensation to our Named Executive Officers, the mix of pay is heavily weighted to variable, performance-based pay (currently between 67% and 80% of Target TDC, with the majority of variable pay composed of long-term incentives) with base salary comprising a relatively small portion of Target TDC (between 20% and 33%) for all the Named Executive Officers. The focus of the pay mix on variable pay elements continues to support our objectives of pay for performance and shareholder value creation.

The pie charts below summarize the 2014 annual compensation pay mix at target for our Chief Executive Officer and other Named Executive Officers:

Base Salaries
Strategy
In establishing base salaries, the Committee begins by targeting the 50th percentile of the competitive market and adjusts upwards or downwards as appropriate to reflect each position’s responsibilities and each individual’s experience level, unique skills or competencies. Base salaries generally range from the 25th percentile (for recently promoted employees or those who otherwise have less experience in the current position) to the 75th percentile (for high performers with significant industry experience) of the competitive market data. Annual reviews of executives’ base salaries consider numerous factors, including:
•
Current base salary;

•
Job responsibilities;

•
Impact on the development and achievement of our strategic initiatives;

•
Competitive labor market pressures;

•
Company performance for the prior 12 months;

•
Individual performance for the prior 12 months, as expressed in the executive’s performance review; and

•
Salaries paid for comparable positions within our relevant comparator group.

No specific weighting of these factors is used. However, given our desire for a performance-based culture, the Committee’s use of discretion generally results in increases for our top performers and little or no increases in base salary for average or lower performing employees.
2014 Merit Increases
There is no expectation on the part of the Committee for senior executives to receive base salary increases annually. Factors taken into consideration include company performance, a review of general trends, and an analysis of positioning relative to the comparator market data, the Committee awarded base salary increases to three of the Named Executive Officers in addition to most of the other executives in February 2014.
•
Base salary increases for Messrs. Crawford, Perry and Baude of 2.3%, 1.5% and 2.1%, respectively, reflected their overall performance and base salaries in relation to the market pay levels for their respective positions.

Annual Cash Incentives
Strategy
Our annual incentive plan, the “Pay for Performance” Plan (P4P), is designed to focus on and reward achievement of annual performance goals. It is the broadest of our management incentive programs, covering our Named Executive Officers and other key employees. All participants in the P4P plan, including our Named Executive Officers, are assigned target incentive opportunities expressed as a percentage of base salary.
2014 Pay for Performance (P4P) Plan Design
During February and March 2014, the Committee reviewed the P4P plan design for 2014 in order to ensure alignment between shareholder and participant interests, to keep senior executives focused on the financial performance of the enterprise, to improve alignment with financial metrics that participants influence and to select operational/business metrics that drive financial success. This review was accomplished by focusing on the selection of appropriate performance metrics and the determination of performance levels which would contribute to financial success. As a result of this review, most performance metrics and weightings remained the same. Metrics which continued to be part of 2014 incentive plans applicable to Named Executive Officers include:
•
Operating Earnings Per Share (EPS), defined as net after tax operating income divided by the average number of diluted shares outstanding. Operating earnings exclude the impact of realized gains (losses), loss on extinguishment of debt, fair value changes due to fluctuations in the interest rates used to discount embedded derivatives related to our fixed index annuities and changes to our valuation allowance for deferred taxes. The Committee believes Operating EPS is a key measure of our operating performance, is less impacted by events that are unrelated to the underlying fundamentals of the business and is directly impacted by management during the calendar year.

•
Combined and/or Business Segment In-force Earnings Before Interest and Taxes (EBIT), where Combined In-force EBIT is a corporate roll-up of individual business segment In-force EBIT. In-force EBIT includes pre-tax revenues and expenses associated with the sales of insurance products that were completed more than one year before the end of the reporting period, but excludes the impact of realized gains (losses), loss on extinguishment of debt, and fair value changes due to fluctuations in the interest rates used to discount embedded derivatives related to our fixed index annuities. In the Committee’s view, this metric enhances line of sight for our operating management and increases their focus on improving the longer-term core profitability of our operations. In-force EBIT excludes the impacts of activities related to the generation of New Business.

•
Combined and/or Business Segment Value of New Business (VNB), which calculates the present value of expected profits from product sales. The selection of VNB is based on the Committee’s desire to have a focus on growing through sales of profitable products as opposed to rewarding only top-line sales growth.

•
Operating ROE, which is net operating income divided by average GAAP Equity, excluding accumulated other comprehensive income and the GAAP value of net operating loss carryforwards. This metric represents the Committee’s desire to encourage efficient use of capital.

•
GAAP Yield, which is period investment income (net of investment expenses), divided by average invested assets for the same period.

•
GAAP Investment Income, which is the income earned on general account invested assets, net of investment expenses.

Limiting the number of metrics to no more than four for any individual participant enhances the simplicity and effectiveness of the P4P plan. The program is designed to pay additional compensation when the Company achieves superior performance.

Our plan design rewards a threshold level of financial performance which corresponds to 25% of target payout; target level of performance which provides 100% of target payout; and a maximum level of performance which provides a payout of 200% of target. Any payout between these financial performance goals is determined through straight line interpolation between the appropriate levels of performance. Consistent with our compensation philosophy, target annual incentive levels are established to generate Total Annual Cash compensation at competitive market median levels. Further, in 2014 we continued a policy that 50% of the approved threshold performance level for Combined In-force EBIT must be achieved before there can be any above-target payouts with respect to other financial and operational metrics. This policy limits incentive payments on non-income-related metrics when threshold operating earnings are not achieved by the enterprise.
Although we have a large net operating loss carry-forward, the Committee continues to administer the P4P and long-term incentive plans so that payments qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. However, the Committee does reserve the right to make awards that do not qualify as “performance-based compensation” under Section 162(m) to the extent it deems it advisable to do so.
Table 2 summarizes the 2014 financial metrics and weightings for our Named Executive Officers under the P4P plan.
Table 2 — Summary of 2014 P4P Metrics and Weightings for Named Executive Officers
Named Executive Officer	Metric – Weighting	Metric – Weighting	Metric – Weighting	Metric – Weighting
Edward Bonach	Operating EPS – 50%	Combined In-force EBIT – 10%	Operating ROE – 20%	Combined Value of New Business – 20%
Frederick Crawford	Operating EPS – 50%	Combined In-force EBIT – 10%	Operating ROE – 20%	Combined Value of New Business – 20%
Scott Perry	Operating EPS – 35%	Combined In-force EBIT – 15%	Operating ROE – 15%	Combined Value of New Business – 35%
Eric Johnson	Operating EPS – 50%	GAAP Yield – 25%	GAAP Investment Income – 25%
Bruce Baude	Operating EPS – 30%	Combined In-force EBIT – 30%	Operating ROE – 20%	Combined Value of New Business – 20%
2014 P4P Plan Performance
The primary purpose of P4P is to reward for core annual operating performance. Under the terms of that 2010 Pay For Performance Plan (P4P Plan) as approved by shareholders, the Committee has the authority to adjust performance goals or results for various items as the Committee determines to be required to properly reflect the year’s operating results. In March of 2014 CNO announced that it had entered into a definitive agreement to sell 100% of the common stock of Conseco Life Insurance Company (“CLIC”), a wholly owned life insurance subsidiary consisting primarily of closed block interest-sensitive and traditional life insurance and annuities, to Wilton Reassurance Company (“Wilton Re”). Adjustments have been made to the 2014 P4P metric results to provide comparable “actual” performance versus the P4P performance targets set prior to the disposition.
During 2014, we recorded charges totaling $24.2 million related to changes in the Bankers Agent Deferred Compensation actuarial assumptions due to interest rates and a revised Society of Actuaries’ mortality table. After reviewing each of the individual charges, the Committee determined that $13 million of the actuarial charges related to the revised Society of Actuaries’ mortality table would be excluded from fiscal 2014 financial results for purposes of determining 2014 P4P payouts.
The Committee based its adjustment decision upon its belief that by excluding these mortality charges, the P4P payout more accurately reflects the Company’s core financial performance in fiscal 2014. The mortality charges were not excluded from calculations for the 2012–2014 P Share calculation nor will they be excluded for any future P-Share calculation. The Committee believes that such adjustments should be considered in the annual incentive plan (P4P) when they would lead to an award that does not reflect the level of annual operating performance but that management should generally be responsible for such charges over the long-term.

In adjusting for the $13 million of actuarial charges, Operating EPS, Operating ROE, and Combined EBIT increased. These related adjustments resulted in an aggregate P4P payout of approximately 130% of target, which aligns with the success of the Company’s actual operating performance for fiscal year 2014 and maintains the pay to performance alignment of the Plan.
Table 3 provides a summary of 2014 performance targets and actual results for our Named Executive Officers under the P4P plan.
Table 3 — Summary of 2014 P4P Performance Targets and Actual Results for Named Executive Officers
Performance Targets
Metric	Threshold	Target	Maximum	2014 Adjusted Results(1)
Corporate
Operating EPS	$1.17	$1.24	$1.31	$1.32
Combined In-force EBIT	$630.0 MM	$654.0 MM	$685.0 MM	$693.4 MM
Operating ROE	7.60%	8.20%	8.80%	8.62%
Combined Value of New Business	$72.0 MM	$75.0 MM	$80.0 MM	$68.1 MM
40|86 Advisors
GAAP Yield	5.85%	6.00%	6.25%	5.97%
GAAP Investment Income	$1,300.00 MM	$1,350.00 MM	$1,475.00 MM	$1,381.29 MM

(1)
Year end actual results are adjusted as discussed in the “2014 P4P Plan Performance” section above.

Table 4 provides the threshold, target and maximum payouts for each of our Named Executive Officers under the P4P plan.
Table 4 — Summary of 2014 P4P Opportunities for Named Executive Officers
Named Executive Officer	Threshold Payout (as % of Salary)	Target Payout (as % of Salary)	Maximum Payout (as % of Salary)
Edward Bonach(1)	33.75%	135%	270%
Frederick Crawford	25%	100%	200%
Scott Perry	25%	100%	200%
Eric Johnson	25%	100%	200%
Bruce Baude	25%	100%	200%

(1)
Mr. Bonach’s P4P opportunity is higher to reflect competitive norms for the Chief Executive Officer position.

Table 5 sets forth the actual bonuses paid out for 2014 to the Named Executive Officers pursuant to our P4P plan.
Table 5 — 2014 P4P Target and Actual Bonuses
Named Executive Officer	Target Amount	Actual Amount
Edward Bonach	$1,350,000	$2,078,100
Frederick Crawford	577,333	888,973
Scott Perry	573,583	719,701
Eric Johnson	500,000	760,713
Bruce Baude	483,334	744,215

Long-term Equity Incentives
Design and Strategy
The Committee uses long-term equity incentives to balance the short-term focus of the P4P program by tying rewards to performance achieved over multi-year periods. Under the Amended and Restated Long-Term Incentive Plan, the Committee may grant a variety of long-term incentive awards, including stock options, stock appreciation rights, restricted stock or restricted stock units, and performance shares or units, settled in cash or stock. We currently use stock options, performance shares, and a limited amount of restricted stock as our long-term compensation vehicles.
To focus executives’ efforts on longer-term results, we have historically granted awards of stock options that generally vest over three years, performance shares that vest at the end of a three-year period, and restricted stock that vest after no less than two years. Recent stock option grants vest in equal installments in the second and third years from the anniversary date of grant, and performance shares are measured over a three-year performance period at which time they will vest only if the financial goals have been achieved. Unless otherwise noted, grants to our Named Executive Officers have vesting schedules identical to those for other executives. To be eligible to vest in long-term equity incentive awards, employees must continue to work for us through the vesting dates or satisfy the definition of Retirement adopted in 2011.
Our current granting process involves developing long-term incentive grant values (by position level) for groups of executives, including our Named Executive Officers. Within these general grant guidelines, individual awards may be adjusted up or down to reflect the performance of the executive and his or her potential to contribute to the success of our initiatives to create shareholder value, as well as other individual considerations. The Committee also assesses aggregate share usage and dilution levels in comparison to general industry norms. Through this method, the Committee believes it is mindful of total cost, grants awards that are competitive within the market, promotes internal equity and reinforces our philosophy of pay for performance.
The Committee reviews and approves individual grants for the Named Executive Officers as well as all stock options and performance share (P-Share) grants made to other executives under the purview of the Committee. Annual grants for all officers are reviewed and approved at the Committee’s scheduled meeting at approximately the same time each year. Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant (Fair Market Value). Interim or off-cycle grants are reviewed and approved by the Committee as circumstances warrant. The Chief Executive Officer has been authorized by the Committee to utilize a designated number of shares each year to grant equity awards to non-Section 16 executives to attract, reward, motivate and/or retain such employees, as deemed appropriate by the CEO. Such awards are periodically reviewed by the Committee.
Equity Grants in 2014
The Committee established the annual target for all long-term equity incentive grants based on competitive market data. The approach was intended to deliver median Total Direct Compensation using a combination of stock options and P-Shares. In 2014, the Committee continued its practice of using a 15-day average of our stock price to calculate the number of shares granted to each executive and continued to use a Black-Scholes valuation model.
In 2014, the Committee granted a mix of stock options (67%) and P-Shares (33%). This mix of long-term equity incentives focuses solely on performance elements. The P-Shares awarded in 2014 are bifurcated and subject to meeting goals based on average Operating ROE (as defined below) and relative TSR for our comparator group over the course of the three-year performance period ending December 31, 2016 and have up-side opportunity of 150% of the target award. Dividends are paid on previously granted shares of restricted stock prior to vesting, and dividend equivalents are paid on P-Shares upon vesting.

Table 6 shows the annual equity awards granted to our Named Executive Officers in 2014.
Table 6 — 2014 Annual Equity Grants
	2014 Grant
Named Executive Officer	Stock Options	Performance Shares
Edward Bonach Grant Date Fair Value:	207,290	59,300
	$1,595,076	$1,084,597
Frederick Crawford Grant Date Fair Value:	63,530	18,180
	$488,857	$332,512
Scott Perry Grant Date Fair Value:	66,870	19,130
	$514,558	$349,888
Eric Johnson Grant Date Fair Value:	43,470	12,440
	$334,497	$227,528
Bruce Baude Grant Date Fair Value:	40,130	11,480
	$308,796	$209,969
Long-Term Incentive Program Performance for Awards Granted in 2012, 2013 and 2014
2012–2014 P-Share Performance
P-Share vestings for the 2012–2014 grant were bifurcated between three-year average Pre-Tax Operating Income and relative Total Shareholder Return (“TSR”) over the performance period. We believed that the combination of the two metrics would focus the management team on improving long-term earnings growth and creating value for shareholders. For the 2012–2014 grant, we intended to deliver compensation at the 50th percentile of the relevant comparator group at target performance. At the end of the performance period (December 31, 2014), the Company achieved a three-year average Pre-Tax Operating Income of  $431.5 million, and a three-year average TSR performance result of 41.0%, which places CNO above the 75th percentile (97th percentile) performance of our peer companies. Both results were above the maximum performance targets. Accordingly, 150% of both the three-year average Pre-Tax Operating Income and TSR P-Shares vested from this grant.
Table 7 shows actual P-Share vestings for Named Executive Officers related to the 2012–2014 award.
Table 7 — 2012–2014 P-Share Award Vesting for Named Executive Officers in 2014
Named Executive Officer	P-Shares Granted for 2012–2014 Grant	P-Share Opportunity Earned	P-Shares Vested for 2012–2014 Grant
Edward Bonach	65,900	150%	98,850
Frederick Crawford	32,000	150%	48,000
Scott Perry	29,300	150%	43,950
Eric Johnson	22,000	150%	33,000
Bruce Baude(1)	—	—	—

(1)
2012–2014 P-Share awards were granted prior to Mr. Baude joining CNO.

2013–2015 and 2014–2016 P-Share Performance Metrics and Targets
The 2013–2015 grant was bifurcated between three year average Operating ROE, with an 8.25% target, and relative TSR for our comparator group, targeting the 50th percentile for target performance.
The 2014–2016 grant was bifurcated between three year average Operating ROE, with a 9.25% target, and relative TSR for our comparator group, targeting the 50th percentile for target performance.

Continuing the use of relative Total Shareholder Return in the 2013–2015 and 2014–2016 grants provides an incentive to CNO executives to deliver shareholder value by outperforming our peers. The Company’s relative TSR will be ranked for the 2013–2015 and 2014–2016 performance period against the following TSR performance peers, derived from common industry companies and those companies with competing products:
TSR Performance Peers
Aflac, Inc.	Phoenix Companies, Inc.
American Financial Group, Inc.	Principal Financial Group, Inc.
Assurant, Inc.	Prudential Financial, Inc.
Cincinnati Financial Corporation	Reinsurance Group of America Incorporated
Genworth Financial, Inc.	StanCorp Financial Group, Inc.
Kemper Corporation	Torchmark Corporation
Metlife, Inc.	Universal American Corp.
Lincoln National Corp.	Unum Group
Table 8 shows the opportunities for Named Executive Officers related to P-Share vesting, depending on the level of performance achieved in relation to the associated grant metrics.
Table 8 — P-Share Opportunities for Named Executive Officers
Named Executive Officer	Threshold (as % of Granted P-Shares)	Target (as % of Granted P-Shares)	Maximum (as % of Granted P-Shares)
Edward Bonach	25%	100%	150%
Frederick Crawford	25%	100%	150%
Scott Perry	25%	100%	150%
Eric Johnson	25%	100%	150%
Bruce Baude	25%	100%	150%
Benefits
Our Named Executive Officers are eligible to participate in all of the broad-based Company-sponsored benefits programs on the same basis as other full-time employees. These include our health and welfare benefits, such as our medical/dental plans, disability plans and life insurance. We do not offer any supplemental executive health and welfare programs. Executives may also participate in our 401(k) Plan. The Company also has a non-qualified deferred compensation plan. This plan is primarily intended as a “restoration” plan, giving participants the ability to defer their own compensation above the Internal Revenue Service limits imposed on the 401(k) Plan. At present, we do not make annual contributions to the non-qualified deferred compensation plan in addition to the amounts contributed by our executives.
Compensation of Chief Executive Officer
Mr. Bonach’s base salary, target incentive, and equity compensation awards for fiscal 2014 were determined in accordance with the compensation philosophy described above, including the policy of targeting our compensation within our “competitive market” as described above. In setting his salary, target incentive and equity compensation, the Committee relied on market competitive pay data and the strong belief in the necessity of appropriately incentivizing the Chief Executive Officer who significantly and directly influences our overall performance.
Based upon CNO’s approach towards total compensation, Mr. Bonach’s base salary remained at $1,000,000 in 2014, while his target incentive rate increased from 125% to 135%. This change continues CNO’s focus on pay for performance and focus on total compensation levels by placing a greater emphasis on his variable compensation component. Through the additional delivery of equity in both stock options and performance shares, the Committee strengthened the alignment of Mr. Bonach’s total compensation level with the interests of our shareholders.

Based on the achievement of Operating EPS at $1.32 per share, Combined EBIT of  $693.4 million, Operating ROE of 8.62% and Combined VNB of  $68.1 million, Mr. Bonach’s incentive payment for 2014 was $2,078,100. In addition, the Board awarded Mr. Bonach an annual equity grant in recognition for his performance and leadership in delivering on our business objectives and strengthening our capital position.
Additional Information
Stock Ownership Guidelines
In 2011 the Committee adopted Stock Ownership Guidelines for our Chief Executive Officer and the executives who report to him. The Guidelines further align management’s interests with those of our shareholders and provides a continuing incentive for management to focus on long-term growth. The individuals covered by the guidelines have until the fifth anniversary of their adoption (or the fifth anniversary of the date of the executive’s appointment to the covered position, whichever is later) to meet those guidelines. Until such time as the individual meets the guidelines, he or she shall retain ownership of not less than one-half of the net shares of common stock received, after payment of applicable taxes, upon the vesting or exercise, as applicable, of any equity award under the company’s Long-Term Incentive Plan or any other similar plan adopted by the Company.
Table 9 shows the ownership guidelines for our Named Executive Officers.
Table 9 — Stock Ownership Guidelines and Compliance
Named Executive Officer	Stock Ownership Guideline as a Multiple of Base Salary	2014 Stock Ownership Exceeds Guidelines?
Edward Bonach	5x	Yes
Frederick Crawford	2x	Yes
Scott Perry	2x	Yes
Eric Johnson	2x	Yes
Bruce Baude	2x	No(1)

(1)
Mr. Baude joined CNO in 2012. He is on track to meet the guidelines and has until the fifth anniversary of his employment date to do so.

Stock ownership for the purpose of these guidelines includes direct ownership, indirect beneficial ownership (such as shares owned by immediate family or trusts), pre-tax unvested restricted stock and vested but unexercised “in-the-money” stock options. The Committee reviews adherence to these guidelines each year.
Prohibition against Trading in Derivatives
It violates our policy for any senior personnel to purchase, sell or engage in any other transaction involving any derivative securities or hedging related to any of our equity securities. This prohibition does not, however, apply to any exercise of our stock options pursuant to our Amended and Restated Long-Term Incentive Plan or any other benefit plans that we may adopt from time to time, any sale of our stock in connection with any cashless exercise (if otherwise permitted), or payment of withholding tax upon the exercise, of any such stock option.
Clawback Rights
Our Amended and Restated Long-Term Incentive Plan contains a clawback provision relating to our long-term equity awards: stock options, P-Shares and restricted stock. Under this clawback provision, if our financial statements are required to be restated as a result of errors, omissions, or fraud, the Committee may, at its discretion, based on the facts and circumstances surrounding the restatement, direct the recovery of all or a portion of an equity award from one or more executives with respect to any fiscal year in which our financial results are negatively affected by such restatement. To do this, we may pursue various ways to recover awards from one or more executives: (1) seek repayment from the executive; (2) reduce the amount that would otherwise be payable to the executive under another benefit plan; (3) withhold future equity grants, bonus awards, or salary increases; or (4) take any combination of these actions.

Our Pay for Performance (P4P) Plan contains recapture rights of any incentive amount paid or vested in the event that the Committee determines that the achievement of performance goals was based on incorrect data.
Impact of Tax and Accounting on Compensation Decisions
As a general matter, the Committee considers the various tax and accounting implications of our compensation vehicles.
When determining amounts of long-term equity incentive grants to executives and employees, the Committee considers the accounting cost associated with the grants. Under FASB ASC Topic 718, grants of stock options, restricted stock, restricted stock units and other share-based payments result in an accounting charge that is reflected in our financial statements.
Section 162(m) of the Internal Revenue Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of  $1 million in any taxable year to the chief executive officer and the next three highest compensated officers excluding the Chief Financial Officer. Exceptions are made for qualified performance-based compensation, among other things. It is the Committee’s policy to maximize the effectiveness of our executive compensation plans in this regard. However, the Committee believes that compensation and benefits decisions should be primarily driven by the needs of the business, rather than by tax policy. Therefore, the Committee may make pay decisions (such as the determination of the Chief Executive Officer’s base salary) that result in compensation expense that is not fully deductible under Section 162(m). Despite our large net operating loss carry-forward, the Committee continues to administer our incentive plans so that payments qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.
Termination and Change in Control Arrangements
Under the terms of award agreements under our equity-based compensation plans and under our employment agreements, the Named Executive Officers are entitled to payments and benefits upon the occurrence of specified events including termination of employment for various reasons. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described in the section entitled “Potential Payments Upon Termination or Change in Control” on pages 38–40. The terms of these arrangements were set through the course of employment agreement negotiations with each of the Named Executive Officers, with an emphasis on internal consistency. In 2014, the Committee reviewed the terms of the same or similar arrangements for comparable executives employed by companies similar to our own. Based on that analysis, the potential payments upon a change in control for the CEO and his direct reports were amended to three times and two times, respectively, their annual base salary plus target bonus, to better align with evolving market best practices and the long-term interests of our shareholders. A double trigger, both CIC and termination, continues to be required before CIC payments are made.
The termination of employment provisions of the employment agreements were entered into in order to address competitive concerns when the Named Executive Officers were recruited. Providing those individuals with a fixed amount of compensation offset the potential risk of leaving their prior employer or foregoing other opportunities in order to work for us. At the time of entering into these arrangements, the Committee considered our aggregate potential obligations in the context of the desirability of hiring the individual and the expected compensation upon joining us.
Compensation Committee Report
The Human Resources and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed it with management. Based on the Committee’s review and discussions with management, the Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement. This report is provided by the following independent directors, who comprise the Committee:
Frederick J. Sievert, Chair
Ellyn L. Brown
Michael T. Tokarz
John G. Turner

Summary Compensation Table for 2014
The following Summary Compensation Table sets forth compensation paid to (i) our chief executive officer, (ii) our chief financial officer and (iii) the other three most highly compensated individuals who served as executive officers of CNO as of December 31, 2014 (collectively, the “Named Executive Officers”) for services rendered during 2014, 2013 and 2012.
SUMMARY COMPENSATION TABLE FOR 2014
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Edward Bonach Chief Executive Officer	2014	$1,000,000	$—	$1,084,597	$1,595,076	$2,078,100	$22,745	$5,780,518
	2013	979,167	—	874,838	2,161,197	2,300,263	26,778	6,342,243
	2012	862,500	—	992,454	1,195,446	1,825,000	35,011	4,910,411
Frederick Crawford(6) Chief Executive Officer	2014	577,333	—	332,512	488,857	888,973	24,766	2,312,441
	2013	563,750	—	332,480	821,080	1,058,113	51,547	2,826,970
	2012	510,513	450,000	1,590,720	788,005	902,525	181,892	4,423,655
Scott Perry(7) Chief Business Officer	2014	573,583	—	349,888	514,558	719,701	16,453	2,174,183
	2013	563,958	—	314,817	777,363	1,006,087	35,604	2,697,829
	2012	546,875	—	441,258	531,309	883,509	33,935	2,436,886
Eric Johnson President, 40|86 Advisors Inc. Chief Investment Officer	2014	500,000	—	227,528	334,497	760,713	7,916	1,830,654
	2013	500,000	—	209,878	518,242	796,785	5,736	2,030,641
	2012	500,000	—	331,320	398,482	771,800	10,634	2,012,236
Bruce Baude(8) Chief Operations & Technology Officer	2014	483,334	—	209,969	308,796	744,215	10,698	1,757,012
	2013	475,000	—	209,878	518,242	891,191	9,729	2,104,040
	2012	203,397	300,000	133,469	377,736	—	5,751	1,020,353

(1)
Each amount shown in this column is a bonus or additional payment specified by the terms of the individual’s employment agreement. Amounts paid under the Company’s Pay for Performance Incentive Plan are included in the column “Non-Equity Incentive Plan Compensation.”

(2)
This column represents the aggregate grant date fair value of restricted stock and performance share awards, in accordance with ASC 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. Fair value is calculated using the closing price of CNO common stock on the date of grant. For additional information, see Note 11 to the CNO financial statements in the Form 10-K for the year ended December 31, 2014, as filed with the SEC. See the Grants of Plan-Based Awards table for information on awards made in 2014. The amounts in this column do not necessarily correspond to the actual value that will be recognized by the Named Executive Officers. The amounts in this column for 2014 include the grant date value of performance share awards based on the targeted amounts for each of the Named Executive Officers. Under the terms of those performance share awards, the officers are entitled to receive 150% of the targeted number of shares if the Company equals or exceeds the maximum levels set forth in those awards. If the maximum levels are achieved for the performance share awards made in 2014, the aggregate grant date value of the awards shown in this column would be as follows: Mr. Bonach, $1,626,896; Mr. Crawford, $498,768; Mr. Perry, $524,832; Mr. Johnson, $341,292; and Mr. Baude, $314,954.

(3)
This column represents the aggregate grant date fair value of stock options granted to each of the Named Executive Officers, in accordance with ASC 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2014 grants, refer to Note 11 of the CNO financial statements in the Form 10-K for the year ended December 31, 2014, as filed with the SEC. For information on the valuation assumptions with respect to grants made prior to 2014, refer to the note on stockholders’ equity and stock-related information to the CNO financial statements in the Form 10-K for the respective year-end. See the Grants of Plan-Based Awards table for information on options granted in 2014. The amounts in this column do not necessarily correspond to the actual value that will be recognized by the Named Executive Officers.

(4)
This column represents the dollar amount of payments made after year end to the Named Executive Officers based on performance for the specified year with respect to the targets established under the Company’s Pay for Performance (P4P) Incentive Plan.

(5)
For 2014, the amounts reported in this column represent the amounts paid for: (i) group life insurance premiums, (ii) Company contributions to the 401(k) Plan, and (iii) dividends paid on unvested shares of restricted common stock and dividend equivalents accrued on unvested performance share awards.

The table below shows such amounts for 2014 for each named executive officer:
Name	Group Life Insurance Premiums	401(k) Plan Contributions	Dividends
Edward Bonach	$2,772	$7,800	$12,173
Frederick Crawford	966	7,800	16,000
Scott Perry	966	7,800	7,687
Eric Johnson	966	—	6,950
Bruce Baude	966	7,800	1,932
(6)
Mr. Crawford became Chief Financial Officer on January 23, 2012. The amounts shown for Mr. Crawford in 2012 include the following amounts paid pursuant to the terms of his employment agreement: (i) a signing bonus of  $450,000, which was subject to forfeiture if Mr. Crawford terminated his employment in the first year; (ii) an award of 160,000 shares of restricted stock, two-thirds of which vested on December 30, 2013 and one-third of which vested on December 30, 2014 (which had a grant date fair value of  $1,108,800); (iii) a grant of options to purchase 36,000 shares of common stock, one-half of which vested on December 30, 2013 and one-half of which vested on December 30, 2014, with an expiration date of December 30, 2018 (which had a grant date fair value of  $207,245); and (iv) a contribution by the Company to Mr. Crawford’s account under the Company’s deferred compensation plan of  $150,000, such contribution to vest on the third anniversary of his employment with the Company.

(7)
Mr. Perry also served as President of Bankers Life and Casualty Company until September 2013.

(8)
Mr. Baude became Chief Operations and Technology Officer on July 23, 2012.

Grants of Plan-Based Awards in 2014
The following table shows certain information concerning grants of plan-based awards in 2014 to the Named Executive Officers.
GRANTS OF PLAN-BASED AWARDS IN 2014
	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts (in Shares of Common Stock) Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards(4)	Grant Date Fair Value of Stock and Option Awards(5)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Edward Bonach		$337,500	$1,350,000	$2,700,000
	3-20-14							207,290	$19.15	$1,595,076
	3-20-14				14,825	59,300	88,950			1,084,597
Frederick Crawford		144,333	577,333	1,154,666
	3-20-14							63,530	19.15	488,857
	3-20-14				4,545	18,180	27,270			332,512
Scott Perry		143,396	573,583	1,147,166
	3-20-14							66,870	19.15	514,558
	3-20-14				4,783	19,130	28,695			349,888
Eric Johnson.		125,000	500,000	1,000,000
	3-20-14							43,470	19.15	334,497
	3-20-14				3,110	12,440	18,660			227,528
Bruce Baude		120,834	483,334	966,668
	3-20-14							40,130	19.15	308,796
	3-20-14				2,870	11,480	17,220			209,969

(1)
These amounts represent the threshold, target and maximum amounts that would have been payable for 2014 if the corresponding performance-based metrics under the CNO Pay for Performance Incentive Plan had been achieved. The amounts paid for 2014 performance under the Pay for Performance Incentive Plan are listed in the Summary Compensation Table on page 32 of this proxy statement under the column heading “Non-Equity Incentive Plan Compensation.”

(2)
These amounts represent the threshold, target and maximum number of shares that the Named Executive Officers can receive under the terms of the performance share awards made in 2014. See footnote (3) to the “Outstanding Equity Awards at 2014 Fiscal Year-End” table below for additional information regarding the 2014 performance share awards.

(3)
The amounts in this column represent the number of stock options granted to the Named Executive Officers during 2014 under the Amended and Restated Long-Term Incentive Plan.

(4)
The exercise price equals the closing sales price of CNO common stock on the New York Stock Exchange on the date of grant.

(5)
The values included in this column represent the grant date fair value of restricted stock, performance share and option awards computed in accordance with ASC 718. The value is calculated using the closing sales price on the New York Stock Exchange on the date of grant. A description of the assumptions used in calculating these values may be found in Note 11 to the CNO financial statements in the Form 10-K for the year ended December 31, 2014, as filed with the SEC.

Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2014 Table
Employment Agreements
Chief Executive Officer.   We have an employment agreement with Mr. Bonach, pursuant to which he serves as our Chief Executive Officer, for a term ending on October 1, 2017. His employment agreement provides for an annual base salary (currently $1,000,000), with increases from time to time based on his performance, and an annual performance-based target bonus (currently 135% of base salary, with a maximum of 270% of his annual base salary). As described more fully in “Potential Payments upon

Termination or Change in Control,” if Mr. Bonach’s employment is terminated by us without “Cause” or if he resigns “With Reason” (as defined in his employment agreement), or his employment is terminated by reason of his death or “Disability” (as defined in his employment agreement), Mr. Bonach would be entitled to receive specified additional benefits. Mr. Bonach is subject to a non-solicitation and non-competition clause throughout the term of the agreement and for one year thereafter.
Chief Financial Officer.   We have an employment agreement with Mr. Crawford pursuant to which he serves as Executive Vice President and Chief Financial Officer, for a term ending on January 23, 2018. His employment agreement provides for an annual base salary (currently $579,500), with increases from time to time based on his performance, and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. As described more fully in “Potential Payments upon Termination or Change in Control,” if Mr. Crawford’s employment is terminated by us without “Cause” or if he resigns “With Reason” (as defined in his employment agreement), or his employment is terminated by reason of his death or “Disability” (as defined in his employment agreement), Mr. Crawford would be entitled to receive specified additional benefits. Mr. Crawford is subject to a non-solicitation clause throughout the term of his agreement and for one year thereafter.
Chief Business Officer.   We have an employment agreement with Mr. Perry, pursuant to which he serves as Chief Business Officer, for a term ending on July 6, 2017. His employment agreement provides for an annual base salary (currently $575,000), with increases from time to time based on his performance, and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. As described more fully in “Potential Payments upon Termination or Change in Control,” if Mr. Perry’s employment is terminated by us without “Cause” or if he resigns “With Reason” (as defined in his employment agreement), or his employment is terminated by reason of his death or “Disability” (as defined in his employment agreement), Mr. Perry would be entitled to receive specified additional benefits. Mr. Perry is subject to a non-solicitation and non-competition clause throughout the term of his agreement and for one year thereafter.
Chief Investment Officer and President, 40|86 Advisors, Inc.   We have an employment agreement with Mr. Johnson pursuant to which he serves as Chief Investment Officer of CNO and President of 40|86 Advisors, Inc., our wholly-owned investment management subsidiary that manages the investment portfolios of our insurance subsidiaries, for a term ending on September 30, 2016. His employment agreement provides for an annual base salary (currently $500,000), with increases from time to time based on his performance, and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. As described more fully in “Potential Payments upon Termination or Change in Control,” if Mr. Johnson’s employment is terminated by us without “Cause” or if he resigns “With Reason” (as defined in his employment agreement), or his employment is terminated by reason of his death or “Disability” (as defined in his employment agreement), Mr. Johnson would be entitled to receive specified additional benefits. Mr. Johnson is subject to a non-solicitation clause throughout the term of his agreement and for one year thereafter.
Chief Operations and Technology Officer.   We have an employement agreement with Mr. Baude pursuant to which he serves as Executive Vice President and Chief Operations and Technology Officer, for a term that expires on July 31, 2015. His employment agreement provided for an annual salary (currently $500,000), with increases from time to time based on his performance) and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. As described more fully in “Potential Payments upon Termination or Change in Control,” if Mr. Baude’s employment is terminated by us without “Cause” or if he resigns “With Reason” (as defined in his employment agreement), or his employment is terminated by reason of his death or “Disability” (as defined in his employment agreement), Mr. Baude would be entitled to receive specified additional benefits. Mr. Baude is subject to a non-solicitation clause throughout the term of the agreement and for one year thereafter.
See “Compensation Mix” on pages 22-23 of this proxy statement for information regarding the portion of total compensation for the named executive officers represented by the salary and bonus payable under the executive employment agreements described above.

Terms of Equity-Based Awards
Vesting Schedule
Unless otherwise provided in the footnote disclosure to the table of Outstanding Equity Awards at 2014 Fiscal Year-End on pages 36 and 37 of this Proxy Statement, one-half of each option award vests on the second anniversary of the date of grant and the other one-half vests on the third anniversary of the date of grant. Options granted in 2006 and prior years expire ten years from the date of grant; options granted in 2007-2009 expire five years from the date of grant; and options granted in 2010 and subsequent years expire seven years from the date of grant.
Awards of restricted stock generally vest in three equal annual installments beginning one year after the grant, subject to continued service through the vesting dates. Performance share awards are measured over a three-year performance period at which time they will vest only if the financial goals have been achieved, subject to continued service through the vesting dates. Unless otherwise noted, grants to the Named Executive Officers have vesting schedules identical to other officers.
Forfeiture and Post-Employment Treatment
Holders of stock options generally have 90 days after termination of employment to exercise options to the extent they were vested on the date of termination. Unvested restricted stock and performance shares are generally forfeited upon termination of employment except upon retirement, disability or death. Awards outstanding under the Company’s Amended and Restated Long-Term Incentive Plan will be treated as follows upon termination of employment due to an individual’s retirement or disability: (i) outstanding stock options will continue to vest on the original vesting schedule and the individual may exercise the options until the earlier of the expiration date for such options or five years after the date of retirement; (ii) any unvested restricted stock will continue to vest after retirement on the same vesting schedule as if the individual had remained employed by CNO; and (iii) a pro rata portion of any performance shares will vest and will be payable to the extent the performance criteria are met at the same time as others receive payments under such performance share award. For the purpose of the Amended and Restated Long-Term Incentive Plan, “retirement” means voluntary termination of employment after achieving either 62 years of age, or 60 years of age with at least 10 years of employment with the Company. Upon an individual’s death: (i) outstanding stock options will vest and be exercisable for 12 months; (ii) restricted stock will vest; and (iii) a pro rata portion of any performance shares will vest and be payable to the extent the performance criteria are met at the same time as others receive payments under such performance share award.
Option Exercise Price
Options granted under the Company’s Amended and Restated Long-Term Incentive Plan have an exercise price equal to the closing price on the date of grant.
Dividends
Holders of unvested restricted stock are entitled to receive any cash dividends at the same times and in the same amounts per share as holders of the Company’s common stock. Such payments are taxed as compensation income to the holders of restricted stock. Holders of performance share awards are entitled to dividend equivalents on any performance shares that vest. Such dividend equivalents are payable in cash at the time of vesting of the performance shares to the extent that cash dividends are paid on the common stock underlying the performance shares after the award date and prior to the issuance of shares upon vesting. The Company began paying dividends on its common stock in the second quarter of 2012.

Outstanding Equity Awards at 2014 Fiscal Year-End
The following table sets forth certain information concerning outstanding equity awards held by the Named Executive Officers as of December 31, 2014.
OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END
						STOCK AWARDS
		OPTION AWARDS				Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Name	Award Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date(1)
Edward Bonach	2-28-12(5)	103,950	103,950	$7.51	2-28-19	21,966	$378,255	—	$—
	2-27-13(6)	—	271,900	10.88	2-27-20	—	—	126,300	2,174,886
	3-20-14(7)	—	207,290	19.15	3-20-21	—	—	88,950	1,531,719
Fred Crawford	2-28-12(5)	—	50,500	7.51	2-28-19	10,666	183,669	—	—
	2-28-12	36,000	—	7.51	12-30-18	—	—	—	—
	2-27-13(6)	—	103,300	10.88	2-27-20	—	—	48,000	826,560
	3-20-14(7)	—	63,530	19.15	3-20-21	—	—	27,270	469,589
Scott Perry	6-27-05	25,000	—	21.67	6-27-15	—	—	—	—
	6-30-06	45,000	—	23.10	6-30-16	—	—	—	—
	3-18-10	104,900	—	6.45	3-18-17	—	—	—	—
	3-8-11	83,100	—	7.38	3-8-18	—	—	—	—
	2-28-12(5)	46,200	46,200	7.51	2-28-19	9,766	168,171	—	—
	2-27-13(6)	—	97,800	10.88	2-27-20	—	—	45,450	782,649
	3-20-14(7)	—	66,870	19.15	3-20-21	—	—	28,695	494,128
Eric Johnson	3-18-10	70,000	—	6.45	3-18-17	—	—	—	—
	3-8-11	83,100	—	7.38	3-8-18	—	—	—	—
	2-28-12(5)	34,650	34,650	7.51	2-28-19	7,332	126,257	—	—
	2-27-13(6)	—	65,200	10.88	2-27-20	—	—	30,300	521,766
	3-20-14(7)	—	43,470	19.15	3-20-21	—	—	18,660	321,325
Bruce Baude	7-31-12(8)	31,445	31,445	8.29	7-31-19	5,366	92,403	—	—
	2-27-13(6)	—	65,200	10.88	2-27-20	—	—	30,300	521,766
	3-20-14(7)	—	40,130	19.15	3-20-21	—	—	17,220	296,528

(1)
All options in this table that were granted in 2006 or prior years have a 10 year expiration date, and options granted in 2010–2014 have a seven year expiration date. All options are subject to acceleration for certain events.

(2)
Based on the closing sales price of CNO common stock on December 31, 2014 ($17.22).

(3)
In accordance with SEC rules, the amounts included in this column represent the number of shares of CNO common stock to which the Named Executive Officer will be entitled if the Company achieves the maximum performance level with respect to the performance share awards made in 2013 and 2014. For the 2013 performance share award, one-half of the award is based on the Company’s three-year average operating return on equity, with a target of 8.25%, and the other half is based on relative total shareholder return for a comparator group, targeting the 50th percentile. For purposes of this award, “pre-tax operating earnings” is defined as pre-tax income before (i) gain or loss on extinguishment or modification of debt; (ii) net realized investment gains or losses, net of amortization; (iii) discontinued operations; (iv) the cumulative effect of changes in accounting principles; (v) dividends on preferred stock; and (vi) unusual income or expense items that are unlikely to recur as determined by the Human Resources and Compensation Committee. For the 2014 performance share award, one-half of the award is based on the Company’s three-year average operating return on equity, with a target of 9.25%, and the other half is based on relative total shareholder return for a comparator group, targeting the 50th percentile.

(4)
The dollar amounts in this column equal the number of maximum level performance shares, calculated as described in footnote (3) above, multiplied by the closing sales price of CNO common stock on December 31, 2014 ($17.22).

(5)
One-half of these options vested on February 28, 2014 and the balance vested on February 28, 2015. The remaining shares from this restricted stock award vest on March 25, 2015.

(6)
One-half of these options vested on February 27, 2015 and the balance vests on February 27, 2016.

(7)
One-half of these options vests on March 20, 2016 and the balance vests on March 20, 2017.

(8)
One-half of these options vested on July 31, 2014 and the balance vests on July 31, 2015. The remaining shares from this restricted stock award vest on July 31, 2015.

Option Exercises and Stock Vested in 2014
The following table provides information, for the Named Executive Officers, concerning (i) stock option exercises during 2014 and the value realized upon exercise (before payment of any applicable withholding tax) and (ii) the number of shares acquired upon the vesting of restricted stock awards in 2014 and performance share awards (for the 2012–2014 performance period) and the value realized upon vesting (before payment of any applicable withholding tax).
OPTION EXERCISES AND STOCK VESTED IN 2014
	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired On Exercise	Value Realized Upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Edward Bonach	205,000	$2,201,579	79,899	$1,468,434
Frederick Crawford	50,500	569,994	64,000	1,134,507
Scott Perry	—	—	60,367	1,107,284
Eric Johnson	168,500	2,740,934	57,934	1,062,006
Bruce Baude	—	—	5,367	86,838
Nonqualified Deferred Compensation in 2014
The following table shows certain information concerning nonqualified deferred compensation activity in 2014 for our Named Executive Officers.
NONQUALIFIED DEFERRED COMPENSATION IN 2014
Name	Executive Contributions in 2014	CNO Contributions in 2014	Aggregate Earnings (Loss) in 2014(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/14(2)
Edward Bonach	—	—	$4,707	$—	$143,642
Frederick Crawford(3)	—	—	23,474	—	225,882
Scott Perry	—	—	168	—	4,358
Eric Johnson	—	—	—	—	—
Bruce Baude	—	—	—	—	—

(1)
Amounts in this column are not required to be included in the Summary Compensation Table on page 32 of this Proxy Statement.

(2)
Amounts included in this column reflect the following amounts contributed under the deferred compensation plan by or on behalf of the Named Executive Officers, which amounts were in each case included in the summary compensation table for the year(s) to which the compensation relates: Mr. Bonach, $104,328; Mr. Crawford, $150,000; and Mr. Perry, $0. The amount for Mr. Perry in this column represents his balance in a separate deferred compensation plan for certain field managers of Bankers Life and Casualty Company, to which no further contributions are being made.

(3)
Pursuant to the terms of his employment agreement, the Company made a contribution of  $150,000 to Mr. Crawford’s account under the Deferred Compensation Plan in 2012. This amount will vest on January 23, 2016 if Mr. Crawford remains employed by the Company through that date.

The 2014 Nonqualified Deferred Compensation table presents amounts deferred under our Deferred Compensation Plan. Participants may defer up to 100% of their base salary and annual incentive plan payments under the Deferred Compensation Plan. Deferred Amounts are credited with earnings or losses based on the return of mutual funds selected by the executive, which the executive may change at any time. We do not make matching contributions to participants’ accounts under the Deferred Compensation Plan. Distributions are made in either a lump sum or an annuity as chosen by the executive at the time of deferral.
Potential Payments Upon Termination or Change in Control
Each of the Named Executive Officers listed below would be entitled to certain payments upon termination of employment arising under (i) benefit plans covering all employees such as group life insurance coverage, (ii) agreements covering awards made under the Company’s Long-Term Incentive Plan and (iii) the terms of an employment agreement between the Named Executive Officer and the Company or one of its subsidiaries. See “Termination and Change in Control Arrangements” on page 31 of this proxy statement for additional information regarding these arrangements. The following table estimates the amounts that would have been payable to the Named Executive Officers upon termination of employment under each of the identified circumstances as of December 31, 2014:
Name	Voluntary or For Cause Termination	Disability	Death	Without Cause or With Good Reason	Involuntary Termination within 6 months before or 2 years after Change In Control
Edward Bonach(1)	—	$1,350,000	$1,750,000	$4,446,287	$13,582,928
Frederick Crawford(2)	—	577,333	977,333	2,047,973	5,007,632
Scott Perry(3)	—	573,583	973,583	1,869,701	4,714,176
Eric Johnson(4)	—	500,000	900,000	1,760,713	3,940,092
Bruce Baude(5)	—	483,334	883,334	1,714,215	3,768,581

(1)
For Mr. Bonach, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($1,350,000 as of December 31, 2014); (ii) upon death, an amount equal to his target annual bonus (in addition, he would be entitled to receive $400,000 under the Company’s group life insurance plan); (iii) without “Just Cause” or “With Reason” (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($2,078,100 for 2014) plus an amount equal to the sum of his target bonus and annual salary plus continued participation for up to 12 months for Mr. Bonach and his family in all medical, health and life insurance plans at the same benefit level at which he and his family were participating on the date of his termination (the amount in the table includes $18,187 for 12 months of such benefits); and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to the pro rata portion of his actual bonus for the year of termination plus three times the sum of his salary and target bonus plus continued participation for up to 24 months for Mr. Bonach and his family in all medical, health and life insurance plans at the same benefit level at which he and his family were participating on the date of his termination (the amount in the table includes $36,374 for 24 months of such benefits). In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company’s Long-term Incentive Plan would be accelerated and the amount shown for Mr. Bonach includes the value as of December 31, 2014 of the accelerated vesting of options ($2,733,201), restricted stock ($378,255) and target performance shares ($1,306,998).

(2)
For Mr. Crawford, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($577,333 as of December 31, 2014); (ii) upon death, an amount equal to his annual salary (in addition, he would be entitled to receive $400,000 under the Company’s group life insurance plan); (iii) without “Just Cause” or “With Reason” (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($888,973 for 2014) plus an amount equal to the sum of his target bonus and his annual salary; and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to his pro rata actual bonus for the year of termination plus two times the sum of his salary and target bonus. In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company’s Long-term Incentive Plan would be accelerated and the amount shown for Mr. Crawford includes the value as of December 31, 2014 of the accelerated vesting of options ($1,145,277), restricted stock ($183,669) and target performance shares ($471,713).
(3)
For Mr. Perry, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($573,583 as of December 31, 2014); (ii) upon death, an amount equal to his annual salary (in addition, he would be entitled to receive $400,000 under the Company’s group life insurance plan); (iii) without “Just Cause” or “With Reason” (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($719,701 for 2014) plus an amount equal to the sum of his target bonus and his annual salary; and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to his pro rata actual bonus for the year of termination plus two times the sum of his salary and target bonus. In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company’s Long-term Incentive Plan would be accelerated and the amount shown for Mr. Perry includes the value as of December 31, 2014 of the accelerated vesting of options ($1,068,654), restricted stock ($168,171) and target performance shares ($457,650).

(4)
For Mr. Johnson, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($500,000 as of December 31, 2014); (ii) upon death, an amount equal to his annual salary (in addition, he would be entitled to receive $400,000 under the Company’s group life insurance plan); (iii) without “Just Cause” or “With Reason” (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($760,713 for 2014) plus an amount equal to the sum of his target bonus and his annual salary; and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to his pro rata actual bonus for the year of termination plus two times the sum of his salary and target bonus. In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company’s Long-term Incentive Plan would be accelerated and the amount shown for Mr. Johnson includes the value as of December 31, 2014 of the accelerated vesting of options ($749,820), restricted stock ($126,257) and target performance shares ($303,302).

(5)
For Mr. Baude, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($483,334 as of December 31, 2014); (ii) upon death, an amount equal to his annual salary (in addition, he would be entitled to receive $400,000 under the Company’s group life insurance plan); (iii) without “Just Cause” or “With Reason” (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($744,215 for 2014) plus an amount equal to the sum of his target bonus and his annual salary; and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to his pro rata actual bonus for the year of termination plus two times the sum of his salary and target bonus. In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company’s Long-term Incentive Plan would be accelerated and the amount shown for Mr. Baude includes the value as of December 31, 2014 of the accelerated vesting of options ($694,172), restricted stock ($92,403) and target performance shares ($297,791).

PROPOSAL 2
APPROVAL OF AMENDED AND RESTATED
SECTION 382 SHAREHOLDERS RIGHTS PLAN
Introduction
On November 13, 2014, the Board adopted a Second Amended and Restated Section 382 Rights Agreement (the “Second Amended Rights Plan”). The Board had previously declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) that was paid to the shareholders of record as of the close of business on January 30, 2009 pursuant to the Company’s original Section 382 Rights Agreement, dated as of January 20, 2009 (the “Original Rights Plan”). The Original Rights Plan was amended and restated on December 6, 2011 (the “First Amended Rights Plan”), was approved by shareholders at the 2012 annual meeting and had been scheduled to expire on December 6, 2014.
The Second Amended Rights Plan, among other things:
•
extended the final expiration date of the First Amended Rights Plan to December 31, 2017;

•
updated the purchase price of the Rights; and

•
provided for a new series of preferred stock relating to the Rights that is substantially identical to the prior series of preferred stock.

The Second Amended Rights Plan approval proposal is an opportunity for shareholders to approve the decision by the Board to adopt the Second Amended Rights Plan. If the shareholders do not approve the Second Amended Rights Plan at the Annual Meeting, the Second Amended Rights Plan will expire upon the adjournment of the Annual Meeting.
Purpose of the Second Amended Rights Plan
The Second Amended Rights Plan is designed to prevent certain transfers of our Common Stock or other securities interests (collectively, “Company 382 Securities”) that would be treated as our “stock” for purposes of Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect our ability to utilize tax net operating losses (“NOLs”) and certain other tax losses (collectively, “Tax Benefits”) to offset our taxable income for U.S. federal income tax purposes. As of December 31, 2014, we had approximately $3.0 billion of federal tax NOLs, resulting in deferred tax assets of approximately $1.0 billion, expiring in years 2022 through 2032. Generally, the unexpired balance of our NOLs can be used to offset tax on income (if any). However, as discussed further below, the utilization of Tax Benefits to offset taxable income can be limited in certain circumstances. Because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of Tax Benefits that will ultimately be used to reduce our income tax liability. Although we are unable to quantify an exact value, we believe that the Tax Benefits are a very valuable asset and the Board believes it is in the Company’s best interests to attempt to prevent the imposition of limitations on their use by adopting the Second Amended Rights Plan.
The benefit of the Tax Benefits to the Company could be significantly reduced or eliminated if we experience an “ownership change” within the meaning of Section 382 of the Code (an “Ownership Change”). An Ownership Change can occur through one or more acquisitions of our stock, whether or not occurring pursuant to a single plan, by which shareholders or groups of shareholders, each of whom owns or is deemed to own directly or indirectly at least 5% of our stock, increase their aggregate ownership of our stock by more than 50 percentage points over their lowest aggregate percentage interest within a rolling three-year period. See “— Section 382 Ownership Change Calculations” below for additional detail. If that were to happen, we would only be allowed to use a limited amount of Tax Benefits to offset our taxable income subsequent to an Ownership Change (the “Annual 382 Limitation”).
The Annual 382 Limitation is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the Ownership Change (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt rate

(as defined by Section 382 of the Code and regularly published by the Internal Revenue Service (the “IRS”)) in effect for the month of the Ownership Change. The Annual 382 Limitation is subject to certain adjustments and limitations. If we were to experience an Ownership Change at our current stock price levels, we believe we would be subject to an annual Tax Benefits limitation which would result in a material amount of NOLs expiring unused, resulting in a significant impairment to the Company’s deferred tax assets. Additionally, the writedown of our deferred tax assets that would occur in the event of an Ownership Change for purposes of Section 382 could cause us to breach the debt to total capitalization covenant in our senior secured credit facility.
If the Company were to have taxable income in excess of the Annual 382 Limitation following an Ownership Change, it would not be able to utilize Tax Benefits to offset the tax liability on the excess of taxable income over the Annual 382 Limitation. Although any Tax Benefits not used as a result of the Annual 382 Limitation would remain available to offset taxable income in future years (subject to the Annual 382 Limitation) until the expiration of such Tax Benefits, an Ownership Change could (i) significantly defer the utilization of such Tax Benefits, (ii) accelerate payment of tax liabilities and (iii) result in the expiration of certain Tax Benefits prior to their utilization. Because the aggregate value of our outstanding Common Stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the Annual 382 Limitation which would apply upon an Ownership Change, but such limitation could be material.
Currently, we do not believe that we have experienced an Ownership Change, but calculating whether an Ownership Change has occurred is subject to inherent uncertainty. This uncertainty results from the complexity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. However, we and our advisors have analyzed the information available, along with various scenarios of possible future changes of ownership. We believe that if no actions were taken it is possible that we would undergo an Ownership Change.
In May 2013, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “NOL Protective Amendment”). Although the NOL Protective Amendment is designed to assist in protecting the NOLs by preventing certain transfers of stock which would otherwise adversely affect our ability to use the Tax Benefits, there still remains a risk that certain changes in relationships among shareholders or other events would cause an Ownership Change. We also cannot assure you that the NOL Protective Amendment is enforceable under all circumstances, particularly against shareholders who did not vote in favor of the NOL Protective Amendment proposal at our 2013 Annual Meeting.
The Second Amended Rights Plan is not designed to protect shareholders against the possibility of a hostile takeover. Instead, it is meant to protect shareholder value by attempting to preserve our ability to use the Tax Benefits. Because of the significant value of the Tax Benefits to the Company, the Board believes it is in the best interest of the Company and its shareholders to approve the adoption of the Second Amended Rights Plan. Our Board has unanimously approved the Second Amended Rights Plan and unanimously recommends that shareholders approve the Second Amended Rights Plan at the Annual Meeting.
The description of the Second Amended Rights Plan in this proxy statement is qualified in its entirety by reference to the text of the Second Amended Rights Plan, which is attached hereto as Annex A and is incorporated by reference herein. You are urged to read carefully the Second Amended Rights Plan in its entirety as the discussion in this proxy statement is only a summary.
Section 382 Ownership Change Calculations
Generally, an Ownership Change can occur through one or more acquisitions by which one or more shareholders, each of whom owns or is deemed to own directly or indirectly 5% or more in value of a corporation’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such shareholders at any time during the preceding rolling three-year period. The amount of the increase in the percentage of stock ownership (measured as a percentage of the value of the company’s outstanding shares rather than voting power) of each “5-percent shareholder” (within the meaning of Section 382) is computed separately, and each such increase is then added together with any other such increases to determine whether an Ownership Change has occurred.
For example, if a single investor acquired 50.1% of our stock in a three-year period, an Ownership Change would occur. Similarly, if ten persons, none of whom owned our stock, each acquired slightly over 5% of our stock within a three-year period (so that such persons owned, in the aggregate, more than 50%), an Ownership Change would occur.
In determining whether an Ownership Change has occurred, the rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether an Ownership Change has occurred include the following:
•
All holders who each own less than 5% of a company’s Company 382 Securities are generally (but not always) treated as a single “5-percent shareholder.” Transactions in the public markets among stockholders who are not “5-percent shareholders” are generally (but not always) excluded from the calculation.

•
There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as “5-percent shareholders.”

•
Acquisitions by a person which cause that person to become a “5-percent shareholder” generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•
Certain constructive ownership rules, which generally attribute ownership of Company 382 Securities owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of Company 382 Securities ownership of a particular holder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an Ownership Change.

•
The redemption or buyback of shares by an issuer will increase the ownership of any “5-percent shareholders” (including groups of stockholders who are not themselves “5-percent shareholders”) and can contribute to an Ownership Change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a “5-percent shareholder,” resulting in a five percentage (or more) point change in ownership.

Shareholders are advised to carefully monitor their ownership of our Company 382 Securities and consult with their own legal advisors to determine whether their ownership of our Company 382 Securities approaches the proscribed level.
Description of Second Amended Rights Plan
The Second Amended Rights Plan is intended to act as a deterrent to any person or group acquiring 4.99% or more of our outstanding Common Stock or any other class of Company 382 Securities then outstanding (an “Acquiring Person”) without the approval of our Board of Directors. Shareholders who owned 4.99% or more of the Company’s outstanding Common Stock as of the close of business on December 6, 2011 will not trigger the Second Amended Rights Plan so long as they do not (i) acquire additional shares of Common Stock or other interests in Company 382 Securities representing more than 1% of the Company 382 Securities then outstanding or (ii) fall under 4.99% ownership of the shares of Common Stock or any other class of Company 382 Securities and then re-acquire 4.99% or more of the Common Stock or any other class of Company 382 Securities. Any Rights held by a person who is or becomes an Acquiring Person are void and may not be exercised or transferred. The Board of Directors may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Second Amended Rights Plan.
The Rights. Subject to the terms, provisions and conditions of the Second Amended Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from us one one-thousandth of a share of our Series C Junior Participating Preferred Stock, par value $0.01 per share

(the “Series C Preferred Stock”) for a purchase price of  $70.00 (the “Purchase Price”). If issued, each fractional share of Series C Preferred Stock would give the shareholder approximately the same dividend, voting and liquidation rights as does one share of Common Stock. However, prior to exercise or exchange as provided in the Second Amended Rights Plan, a Right does not give its holder any rights as a shareholder, including without limitation any dividend, voting or liquidation rights.
Exercisability. The Rights will not be exercisable until the earlier of  (i) 10 business days after the first date of a public announcement that a person or group (other than an Exempted Person within the meaning the Amended Rights Plan) has become an Acquiring Person and (ii) 10 business days (or such later date as may be determined by the Board by action prior to such person or group becoming an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any person (other than an Exempted Person) becoming an Acquiring Person. We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, Common Stock certificates will evidence the Rights and may contain a notation to that effect. Any transfer of shares of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock.
After the Distribution Date, each holder of a Right, other than Rights beneficially owned by any Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock and/or other securities or property having a market value of two times the Purchase Price.
Exchange. After the Distribution Date, subject to certain limitations, the Board may exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock or a fractional share of Series C Preferred Stock (or of a share of a similar class or series of our preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).
Expiration. The Rights and the Second Amended Rights Plan will expire on the earliest of  (i) the close of business on December 31, 2017, (ii) the close of business on November 13, 2015 if shareholder approval of the Second Amended Rights Plan has not been received by or on such date, (iii) the adjournment of the 2015 Annual Meeting if shareholder approval of the Second Amended Rights Plan has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board determines that the Second Amended Rights Plan is no longer necessary for the preservation of Tax Benefits or (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.
Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of  $0.01 per Right, subject to adjustment to reflect stock splits, stock dividends or similar transactions (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board may determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Anti-Dilution Provisions. The Purchase Price payable, and the number of shares of Series C Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification. Subject to certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.
Amendments. Before the Distribution Date, the Company may, except with respect to the Redemption Price, amend or supplement the Second Amended Rights Plan without the consent of the holders of the Rights. After the Distribution Date, the Company may amend, except with respect to the Redemption Price, the Second Amended Rights Plan in any manner that does not adversely affect the interests of holders of the Rights.

Certain Considerations Relating to the Second Amended Rights Plan
Our Board believes that attempting to protect the Tax Benefits described above is in the best interests of the Company and our shareholders. Nonetheless, we cannot eliminate the possibility that an Ownership Change will occur even if the Second Amended Rights Plan is approved. You should consider the factors below when making your decision.
Continued Risk of Ownership Change. We cannot assure you that the Second Amended Rights Plan will be effective in deterring all acquisitions that could result in an Ownership Change. In particular, it will not protect against an Ownership Change resulting from purchasers of shares who become “5-percent shareholders” notwithstanding the Second Amended Rights Plan, either because the purchaser is unaware of the Second Amended Rights Plan or makes a conscious decision to discount the potential consequences under the Second Amended Rights Plan.
Potential IRS Challenge to the Tax Benefits. The amount of the Tax Benefits has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. As discussed above, determining whether an Ownership Change has occurred is subject to uncertainty, both because of the complexity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an Ownership Change and attempt to reduce or eliminate our utilization of Tax Benefits even if the Second Amended Rights Plan is in place.
Potential Effects on Liquidity. The Second Amended Rights Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our Common Stock in excess of the specified limitations. A shareholder’s ability to dispose of our Common Stock may be limited if the Second Amended Rights Plan reduces the number of persons willing to acquire our Common Stock or the amount they are willing to acquire.
Potential Impact on Value. It is possible that the Second Amended Rights Plan could deter certain buyers, including persons who wish to acquire more than 4.99% of our Common Stock, and that this could result in diminished demand for and, therefore, potentially decrease the value of our Common Stock. We believe, however, the value protected as a result of the preservation of the Tax Benefits would outweigh any such potential decrease in the value of our Common Stock.
Potential Anti-Takeover Effect. The Second Amended Rights Plan is designed to preserve the long-term value of our accumulated Tax Benefits and is not intended to prevent a takeover of the Company. However, it could be deemed to have an “anti-takeover” effect because, among other things, it restricts the ability of a person, entity or group to accumulate our Common Stock above the applicable thresholds, without the approval of our Board. The Second Amended Rights Plan approval proposal is not part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.
Vote Needed for Approval
Approval of this proposal will require the affirmative vote of the holders of a majority in voting power of the shares of Common Stock that are present, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting. Abstentions will have the effect of a vote “against” this proposal. Broker non-votes will have no effect on the outcome of the vote with respect to this proposal because the shares subject to the broker non-vote will not be entitled to vote on this matter.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED SECTION 382 SHAREHOLDER RIGHTS PLAN.

PROPOSAL 3
APPROVAL OF 2015 PAY FOR PERFORMANCE INCENTIVE PLAN
On March 11, 2015, the Company’s Board of Directors approved the 2015 Pay for Performance Incentive Plan (the “2015 P4P Plan”). The 2015 P4P Plan is substantially the same as the Company’s current Pay for Performance Incentive Plan, which was adopted in 2010 and expires in 2015.
Reasons for Seeking Shareholder Approval
The Company seeks approval of the 2015 P4P Plan by shareholders to meet requirements of the New York Stock Exchange and to satisfy requirements of tax law to help preserve the Company’s ability to claim tax deductions for compensation to executive officers. In addition, the board regards shareholder approval of the Plan as desirable and consistent with corporate governance best practices.
Section 162(m) of the Code limits the deductions a publicly held company can claim for compensation in excess of  $1 million in a given year paid to the chief executive officer or any of its three other most highly compensated executive officers (other than the chief financial officer) serving on the last day of the fiscal year (generally referred to as the “named executive officers”). “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. For purposes of Section 162(m), approval of the 2015 P4P Plan will be deemed to include approval of the general business criteria upon which performance objectives for awards are based, described below under the caption “Operation of the Plan.” Shareholder approval of general business criteria, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m).
The 2015 P4P Plan is subject to shareholder approval. If shareholder approval is not obtained, the Company may continue to grant awards under the Plan in accordance with its terms.
The following is a summary of certain features of the 2015 P4P Plan. The summary is qualified in its entirety by the full text of the 2015 P4P Plan, which is attached to this proxy statement as Annex B.
Summary Description of the Plan
Administration. The 2015 P4P Plan will be administered by the Compensation Committee, which is comprised of independent directors who are not eligible to participate in the 2015 P4P Plan. The Compensation Committee will have the full discretionary authority to administer and interpret the 2015 P4P Plan.
Eligibility. Individuals eligible to participate in the 2015 P4P Plan shall consist of officers and other employees of the Company whom the Compensation Committee determines have the potential to contribute significantly to the success of the Company. The determination of participants for each year will be made no later than the 90th day of the year (or, in the case of a performance period that is less than a fiscal year, prior to the date on which 25% of the performance period has lapsed).
Operation of the Plan. The 2015 P4P Plan award levels are based on achievement of pre-established objective performance goals determined by the Compensation Committee for each performance period. The performance goals may be based upon performance of the Company, an affiliate or division thereof, and/or individual performance, using one or more of the following measures selected by the Compensation Committee:
•
gross or net revenue, premiums collected, new annualized premiums and investment income;

•
any earnings or net income measure, including earnings from operations, earnings before taxes, earnings before interest and/or taxes and/or depreciation, statutory earnings before realized gains (losses), or net income available to common shareholders;

•
operating earnings per common share (either basic or diluted);

•
return on assets, return on investment, return on capital, return on equity or return on tangible equity;

•
economic value created including the value of new business;

•
operating margin or profit margin;

•
net interest margin;

•
asset quality;

•
stock price or total stockholder return; and

•
strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, total market capitalization, business retention, new product generation, rate increase actions, geographic business expansion goals, cost targets (including cost of capital), investment portfolio yield, risk-based capital, statutory capital, Best Capital Adequacy Ratio, tax net operating loss utilization, customer satisfaction, employee satisfaction, agency ratings, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliated or joint ventures.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Compensation Committee may determine, in its discretion, including in absolute terms, on a per share basis (either basic or diluted), as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.
The Compensation Committee will determine the specific performance goals for a performance period on or prior to the 90th day of a fiscal year (or, in the case of a performance period less than a fiscal year, prior to the date on which 25% of the performance period has lapsed). After completion of the relevant performance period, the Compensation Committee will determine and certify the degree to which performance goals have been met. Adjustments may be made by the Compensation Committee based on certain objective events specified in the 2015 P4P Plan, but no discretionary adjustments may be made that would result in an increase to an individual covered by Code Section 162(m) that was intended to be qualified performance based compensation.
Termination of Employment. Unless the Compensation Committee has determined otherwise, in order to receive a payout under the 2015 P4P Plan a participant must be employed by the Company or an affiliate on the day an award is to be paid, except if termination is on account of retirement, death, disability or pursuant to the terms of a separate agreement with the participant.
Maximum Award. The maximum award that any participant may receive under the 2015 P4P Plan in any given fiscal year is $8,000,000.
Recapture Rights. The 2015 P4P Plan provides that the Company may recapture any P4P payments if the Committee determines that the achievement of a performance goal was based on incorrect data and the recipient should therefore have received a lesser P4P payment.
Amendment and Termination of the 2015 P4P Plan. The Board of Directors will have the power to amend, modify or terminate the 2015 P4P Plan. As required by Code Section 162(m), however, no material terms of the 2015 P4P Plan as it pertains to employees covered by Code Section 162(m) will be amended without shareholder approval. Unless terminated earlier, the 2015 P4P Plan will terminate on the date of the Company’s first shareholder meeting in 2020.

New Plan Benefits. The amounts to be paid under the 2015 P4P Plan with respect to calendar year 2015 are not determinable. The following table shows the amounts paid to participants under the current Pay for Performance Plan for 2014.
New Plan Benefits (Estimated)
2015 Pay for Performance Incentive Plan
Name	Dollar Value(1)
Edward Bonach	$2,078,100
Frederick Crawford	888,973
Scott Perry	719,701
Eric Johnson	760,713
Bruce Baude	744,215
All current executive officers as a group (9 people)	7,034,377
All directors who are not executive officers	NONE
All participants as a group (631 employees)	20,699,089

(1)
Because the amounts payable for 2015 are not determinable, the amounts shown represent the amounts paid under the current Pay for Performance Plan for 2014. For the named executive officers, these amounts are also listed in the summary compensation table on page 32 of this proxy statement under the column heading “Non-Equity Incentive Plan Compensation.” For 2015, the target incentive for Mr. Bonach is 135% of his annual salary and the target incentive for the other named executive officers is 100% of their respective annual salaries.

Vote Needed for Approval
Approval of this proposal will require the affirmative vote of the holders of a majority in voting power of the shares of Common Stock that are present, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting. Abstentions will have the effect of a vote “against” this proposal. Broker non-votes will have no effect on the outcome of the vote with respect to this proposal because the shares subject to the broker non-vote will not be entitled to vote on this matter.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2015 PAY FOR PERFORMANCE INCENTIVE PLAN.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP (“PwC”) served as our independent registered public accounting firm for 2014 and has been selected to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Representatives of the Company’s independent registered public accounting firm are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.
Required Vote
Approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of the majority of shares of common stock present in person, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.
Evaluation of the Independent Registered Public Accounting Firm
In considering the appointment of PwC as the Company’s independent registered public accounting firm, the Audit and Enterprise Risk Committee (the “Audit Committee”) considered the following factors:
•
the appropriateness of the proposed audit fee in comparison the fees reported by the CNO peer group;

•
the professional qualifications of the firm and the lead audit partner assigned to CNO, including both industry experience and technical expertise in accounting and auditing;

•
the quality and candor of the firm’s communications with the Audit Committee and the Company during the prior audit;

•
the results of the independent review of the firm’s quality control system;

•
evidence supporting the firm’s independence, objectivity, and professional skepticism;

•
the quality and efficiency of the services provided by the firm during prior audits; and

•
the firm’s capability, technical expertise, and knowledge of the Company’s operations and industry.

The Audit Risk Committee meets regularly with the independent registered public accounting firm (“independent auditor”), including attendance by the independent auditor at all regularly scheduled Audit Committee meetings and separate executive sessions at least four meetings per year. The Audit Committee uses these interactions, as well as the factors noted above, to assess the performance of the independent auditor.
CNO undertakes an annual benchmarking of audit fees paid by our peers in the insurance industry. This data provides a reference point to the Audit Committee to judge the appropriateness of the audit fee. Additionally, the Audit Committee evaluates the scope of the audit, the complexity of the CNO environment, any history of prior issues and adjustments and the overall audit plan presented by the independent auditor in arriving at an appropriate fee.

Fees Paid to PricewaterhouseCoopers LLP
Aggregate fees (including out-of-pocket expenses) billed to the Company in the years ended December 31, 2014 and 2013, by PwC were as follows (dollars in millions):
	Year Ended December 31,
	2014	2013
Audit fees(a)	$4.0	$3.3
Audit-related fees(b)	.2	.3
Tax fees(c)	.5	—
All other fees(d)	.2	—
Total	$4.9	$3.6

(a)
Audit fees were for professional services rendered for the audits of CNO’s consolidated financial statements, statutory and subsidiary audits, and assistance with review of documents filed with the SEC.

(b)
Audit-related fees primarily include services provided for employee benefit plan audits and other assurance-related services.

(c)
Tax fees are for tax compliance, tax advice and tax planning.

(d)
Fees for other permitted services.

Pre-Approval Policy
The Audit Committee has adopted a policy requiring pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Under the policy, pre-approval is generally provided for work associated with the following:
•
internal control reviews and assistance with internal control reporting requirements;

•
tax compliance, tax planning and related tax services; and

•
due diligence work for potential transactions.

Each proposed service is evaluated by the Audit Committee to ensure that it would not impair the independence of PwC under SEC and other applicable rules. In 2013 and 2014, all new engagements of PwC were pre-approved by the Audit Committee for all audit, audit-related, tax and other services.
Report of the Audit and Enterprise Risk Committee
The Audit Committee provides assistance to the Board in fulfilling its responsibilities for oversight of the integrity of the financial statements, public disclosures and financial reporting practices of the Company, including the systems of internal controls. The Audit Committee has sole authority to appoint or replace the Company’s independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.
In overseeing the preparation of the Company’s audited financial statements for the year ended December 31, 2014, the Audit Committee reviewed and discussed the audited financial statements with management and with PwC, the Company’s independent registered public accounting firm. The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received from PwC the written disclosure and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independence of PwC with that firm.
Based on the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.
Submitted by the Audit and Enterprise Risk Committee:
Robert C. Greving, Chair
Mary R. (Nina) Henderson
R. Keith Long
Neal C. Schneider

PROPOSAL 5 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
General
In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding advisory vote, the compensation paid to our Named Executive Officers as discussed on pages 16–40. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote. The current frequency of non-binding advisory votes on executive compensation is an annual vote and we anticipate that the next vote will be at the next Annual Meeting. The language of the resolution is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion, is hereby approved.”
The compensation of our executive officers is based on a philosophy and a comprehensive compensation and benefits strategy developed by the Human Resources and Compensation Committee designed to reward overall and individual performance that drives long-term success for our shareholders. The committee strives to provide a clear award program that allows us to attract, incentivize and retain seasoned executive talent with significant industry experience required to continue to improve our performance and build long-term shareholder value. In considering their vote, shareholders are urged to read the section of this proxy statement entitled “Executive Compensation”, including the Compensation Discussion and Analysis, for a detailed discussion of how our compensation policies and practices implement our compensation philosophy.
Required Vote
The affirmative vote of the majority of shares of common stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve the compensation paid to our Named Executive Officers. Abstentions will have the effect of a vote “against” this proposal. Broker non-votes will have no effect on the outcome of the vote with respect to this proposal because the shares subject to the broker non-vote will not be entitled to vote on this matter.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires CNO’s directors and executive officers, and each person who is the beneficial owner of more than 10 percent of any class of CNO’s outstanding equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of CNO. Specific due dates for these reports have been established by the SEC, and CNO is required to disclose any failure by such persons to file such reports for fiscal year 2014 by the prescribed dates. Officers, directors and greater than 10 percent beneficial owners are required to furnish CNO with copies of all reports filed with the SEC pursuant to Section 16(a). To CNO’s knowledge, based solely on review of the copies of the reports furnished to CNO and written representations that no other reports were required, all filings required pursuant to Section 16(a) of the Securities Exchange Act of 1934 applicable to CNO’s officers, directors and greater than 10 percent beneficial owners were timely made by each such person during the year ended December 31, 2014 other than Mr. Perry and Mr. Crawford who each made one late filing (covering five and three transactions, respectively) to report the acquisition of shares of CNO common stock through an automatic dividend reinvestment feature in a brokerage account.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING
Any proper proposal which a shareholder wishes to have included in the Board’s proxy statement and form of proxy for the 2016 Annual Meeting must be received by CNO by November 27, 2015. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2016 Annual Meeting. In addition to the SEC rules concerning shareholder proposals, the Company’s Bylaws establish advance notice procedures with regard to certain matters, including shareholder nominations for directors, to be brought before a meeting of shareholders at which directors are to be elected. In the case of an annual meeting, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the case of a special meeting of shareholders at which directors are to be elected, notice of a shareholder nomination must be received by the Secretary of the Company no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. A nomination will not be considered if it does not comply with these notice procedures and the additional requirements set forth in our Bylaws. Please note that these bylaw requirements are separate from the SEC’s requirements to have a shareholder nomination or other proposal included in our proxy statement. Any shareholder who wishes to submit a proposal to be acted upon at the 2016 Annual Meeting or who wishes to nominate a candidate for election as director should obtain a copy of these bylaw provisions and may do so by written request addressed to the Secretary of CNO Financial Group, Inc. at 11825 North Pennsylvania Street, Carmel, Indiana 46032.
ANNUAL REPORT
Access to CNO’s Annual Report for 2014 (which includes its annual report on Form 10-K as filed with the SEC) is being provided with this proxy statement to all holders of common stock as of March 9, 2015. The Annual Report is not part of the proxy solicitation material. If you wish to receive an additional copy of the Annual Report for 2014, the Form 10-K, this Proxy Statement or the Notice without charge, please contact CNO Financial Group, Inc. Investor Relations, 11825 North Pennsylvania Street, Carmel, Indiana 46032; or by telephone (317) 817-2893 or email ir@CNOinc.com.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (800) 542-1061 or write to: Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York, New York 11717, and include your name, the name of your broker or other nominee, and you account number(s). You can also request prompt delivery of a copy of the proxy statement and annual report by contacting CNO Financial Group, Inc. Investor Relations, 11825 North Pennsylvania Street, Carmel, Indiana 46032, (317) 817-2893 or email ir@CNOinc.com.
INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES
Net operating income is defined as net income before: (i) the net loss on the sale of Conseco Life Insurance Company (“CLIC”) and gain (loss) on reinsurance transactions; (ii) the earnings of CLIC prior to being sold; (iii) net realized investment gains (losses), net of related amortization and income taxes; (iv) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and income taxes; (v) loss on extinguishment or modification of debt, net of income taxes; (vi) changes in our valuation allowance for deferred tax assets and other tax items; and (vii) other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net of taxes. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. A reconciliation from net income to net operating income (and related per share amounts) is as follows (dollars in millions):
	Year ended December 31,
	2014	2013
Net income	$51.4	$478.0
Earnings of CLIC prior to being sold, net of taxes	(15.2)	(25.5)
Net loss on sale of CLIC and gain (loss) on reinsurance transactions, net of taxes	269.7	63.3
Net realized investment gains, net of related amortization and taxes	(21.4)	(16.8)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	23.4	(23.0)
Loss on extinguishment of debt, net of taxes	.4	64.0
Valuation allowance for deferred tax assets and other tax items	(54.9)	(301.5)
Other	6.1	9.9
Net operating income (a non-GAAP financial measure)	$259.5	$248.4
Per diluted share:
Net income	$.24	$2.06
Earnings of CLIC prior to being sold, net of taxes	(.07)	(.11)
Net loss on sale of CLIC and gain (loss) on reinsurance transactions, net of taxes	1.24	.27
Net realized investment gains, net of related amortization and taxes	(.10)	(.08)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	.11	(.10)
Loss on extinguishment of debt, net of taxes	—	.28
Valuation allowance for deferred tax assets and other tax items	(.25)	(1.29)
Other	.02	.04
Net operating income (a non-GAAP financial measure)	$1.19	$1.07

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised; and restricted stock and performance units were vested. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):
	December 31,
	2014	2013
Total shareholders’ equity	$4,688.2	$4,955.2
Shares outstanding at period end	203,324,458	220,323,823
Book value per share	$23.06	$22.49
Total shareholders’ equity	$4,688.2	$4,955.2
Less accumulated other comprehensive income	(825.3)	(731.8)
Adjusted shareholders’ equity excluding accumulated other comprehensive income	$3,862.9	$4,223.4
Shares outstanding at period end	203,324,458	220,323,823
Dilutive common stock equivalents related to:
Warrants, stock options, restricted stock and performance units	2,645,322	6,543,950
Diluted shares outstanding	205,969,780	226,867,773
Book value per diluted share (a non-GAAP financial measure)	$18.75	$18.62

The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows (dollars in millions):
	December 31,
	2014	2013
Corporate notes payable	$794.4	$856.4
Total shareholders’ equity	4,688.2	4,955.2
Total capital	$5,482.6	$5,811.6
Debt to capital ratio	14.5%	14.7%
Corporate notes payable	$794.4	$856.4
Total shareholders’ equity	4,688.2	4,955.2
Less accumulated other comprehensive income	(825.3)	(731.8)
Total capital	$4,657.3	$5,079.8
Debt to total capital ratio, excluding accumulated other comprehensive income (a non-GAAP financial measure)	17.1%	16.9%

OTHER MATTERS
Management knows of no other matters which may be presented at the Annual Meeting. If any other matters should properly come before the meeting, the persons named in the form of proxy will vote in accordance with their best judgment on such matters.
By Order of the Board of Directors
Karl W. Kindig
Senior Vice President and Secretary
March 26, 2015

Annex A
SECOND AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT

CNO FINANCIAL GROUP, INC.
and
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
as Rights Agent

Dated as of November 13, 2014

A-i

Index of Defined Terms
Page
Acquiring Person	A-1
Affiliate	A-2
Approved Acquisition	A-2
Associate	A-2
Authorized Officer	A-20
Beneficial Owner	A-2
Beneficial Ownership	A-2
Beneficially Own	A-2
Book Entry	A-2
Business Day	A-2
Close of Business	A-2
Code	A-2
Common Stock	A-2
Common Stock Equivalents	A-10
Company	A-1
Company 382 Securities	A-2
Current Value	A-10
Distribution Date	A-4
Equivalent Preferred Shares	A-11
Exchange Act	A-2
Exchange Ratio	A-22
Exempted Person	A-2
Exemption Request	A-24
Expiration Date	A-6
Final Expiration Date	A-3
First A&R Rights Agreement	A-1
Grandfathered Person	A-3
Invalidation Time	A-9
NOLs	A-1
Page
NYSE	A-3
Original Rights Agreement	A-1
Person	A-3
Preferred Stock	A-3
Principal Party	A-15
Purchase Price	A-6
Record Date	A-1
Redemption Date	A-6
Redemption Price	A-21
Requesting Person	A-24
Right	A-1
Right Certificate	A-4
Rights Agent	A-1
Rights Agreement	A-1
Section 11(a)(ii) Trigger Date	A-10
Section 382	A-3
Securities Act	A-3
Security	A-11
Spread	A-10
Stock Acquisition Date	A-3
Subsidiary	A-3
Substitution Period	A-10
Summary of Rights	A-4
Tax Benefits	A-3
Threshold Holder	A-3
Trading Day	A-12
Treasury Regulations	A-4
Trust	A-22
Trust Agreement	A-22

A-ii

SECOND AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT
This Second Amended and Restated Section 382 Rights Agreement, dated as of November 13, 2014 (as amended, supplemented or otherwise modified from time to time, the “Rights Agreement”) between CNO Financial Group, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”), amends and restates that certain Amended and Restated Section 382 Rights Agreement, dated December 6, 2011 (the “First A&R Rights Agreement”) between the Company and the Rights Agent, which amended and restated that certain Section 382 Rights Agreement, dated January 20, 2009 (the “Original Rights Agreement”) between the Company and the Rights Agent.
WHEREAS, (a) the Company and certain of its Subsidiaries (as defined below) have generated net operating losses for United States federal income tax purposes (“NOLs”); (b) such NOLs may potentially provide valuable Tax Benefits (as defined below) to the Company; (c) the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below), and thereby preserve the ability to utilize such Tax Benefits; and (d) in furtherance of such objective, the Company entered into the Original Rights Agreement and the First A&R Rights Agreement;
WHEREAS, in connection with the adoption of the Original Rights Agreement, the Board of Directors of the Company on January 20, 2009 authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as defined below) of the Company outstanding as of the Close of Business (as defined below) on January 30, 2009 (the “Record Date”), each Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as defined below), upon the terms and subject to the conditions set forth in the Original Rights Agreement, and the Board of Directors further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;
WHEREAS, the Board of Directors has determined it is in the best interests of the Company and its stockholders to extend the term of the First A&R Rights Agreement and to amend certain other provisions therein; and
WHEREAS, pursuant to Section 27 of the First A&R Rights Agreement, the Board of Directors has authorized and approved the amendment and restatement of the First A&R Rights Agreement, and an appropriate officer of the Company has delivered a certificate to the Rights Agent in accordance with Section 27 of the First A&R Rights Agreement.
NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.   Certain Definitions. For purposes of this Rights Agreement, the following terms have the meaning indicated:
(a)   “Acquiring Person” shall mean any Person (as defined below) who is or shall have become a Threshold Holder (as defined below), whether or not such Person continues to be a Threshold Holder, but shall not include (i) an Exempted Person (as defined below), or (ii) any Grandfathered Person (as defined below); provided, however, that a Person will not be deemed to have become an Acquiring Person solely as a result of  (x) a reduction in the number of shares of Common Stock or any other class of Company 382 Securities outstanding, (y) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, or (z) any unilateral grant of any security by the Company, unless and until such time as such Person thereafter acquires beneficial ownership of any additional shares of Common Stock or additional shares of any class of Company 382 Securities (other than Common Stock), as applicable. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that any Person shall not be deemed to be an “Acquiring Person” for any purposes of this Rights Agreement.

(b)   “Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose common stock would be deemed to be (i) constructively owned by such first Person, or (ii) otherwise aggregated with the shares owned by such first Person (other than aggregation solely by reason of such shares being part of the same “public group” as defined under Treasury Regulation Section 1.382-2T(f)(13), in each case pursuant to the provisions of Section 382, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder.
(c)   “Approved Acquisition” shall mean (i) any acquisition of Company 382 Securities that would cause a Person to qualify as a Threshold Holder and that is approved in advance by the Board of Directors, or (ii) a conversion (or other exchange) of Company 382 Securities for other Company 382 Securities where such conversion (or other exchange) does not increase the Beneficial Ownership in the Company by any Person for purposes of Section 382.
(d)   Except as may expressly be set forth elsewhere herein, a Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “Beneficially Own” any securities which such Person: (i) directly owns, or (ii) would be deemed to own constructively pursuant to Section 382 and the Treasury Regulations promulgated thereunder (including as a result of the deemed exercise of an “option” pursuant to Treasury Regulation Section 1.382-4(d) and including, without duplication, Company 382 Securities, as applicable, owned by any Affiliate or Associate of such Person); provided, that, a Person shall not be treated as “Beneficially Owning” Company 382 Securities pursuant to clause (i) above to the extent that such Person is acting solely in a fiduciary capacity in respect of such Company 382 Securities and does not have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Company 382 Securities.
(e)   “Book Entry” shall mean an uncertificated book entry for the shares of Common Stock.
(f)   “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Indiana, or the State in which the principal office of the Rights Agent is located, are authorized or obligated by law or executive order to close.
(g)   “Close of Business” on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.
(h)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any comparable successor statute.
(i)   “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock (or, in the case of an entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(j)   “Company 382 Securities” shall mean the Common Stock of the Company and any other interest that would be treated as “stock” of the Company for purposes of Section 382 (including pursuant to Treasury Regulation Section 1.382-2T(f)(18)).
(k)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l)   “Exempted Person” shall mean (i) the Company, (ii) any Subsidiary (as defined below) of the Company, (in the case of subclauses (i) and (ii) including, without limitation, in its fiduciary capacity), (iii) any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company (iv) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Company 382 Securities to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such employee benefit plan or compensation arrangement, (v) any Person (together with its Affiliates and Associates) whose status as a Threshold Holder will, in the sole judgment of the Board of Directors, not jeopardize or endanger the availability to the Company of its NOL carryforwards to be used to offset its taxable income in such year or future years (but in the case of any Person determined by the Board of Directors to be an Exempted Person pursuant to this subparagraph (l)(v) only for so long as such Person’s status as a

Threshold Holder continues not to jeopardize or endanger the availability of such NOL carryforwards, as determined by the Board of Directors in its good faith discretion), or (vi) any Person who or which would qualify as a Threshold Holder as a result of an Approved Acquisition and, to the extent approved by the Board of Directors, any Person who or which acquires Company 382 Securities from any such Person.
(m)   “Final Expiration Date” shall mean the earliest to occur of  (i) the Close of Business on December 31, 2017, (ii) the Close of Business on November 13, 2015 if stockholder approval of this Rights Agreement has not been received by or on such date, (iii) the adjournment of the first annual meeting of the stockholders of the Company following the date hereof if stockholder approval of this Rights Agreement has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board of Directors determines that this Rights Agreement is no longer necessary for the preservation of Tax Benefits or (v) the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward.
(n)   “Grandfathered Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, was on the date hereof, the Beneficial Owner of 4.99% or more of the Company 382 Securities outstanding on such date, unless and until such time as such Person after the date of this Rights Agreement acquires beneficial ownership of additional shares or other interests in Company 382 Securities representing more than 1% of the Company 382 Securities then outstanding. Any Grandfathered Person who, together with all of its Affiliates and Associates, subsequently becomes the Beneficial Owner of less than 4.99% of the Company 382 Securities shall cease to be a Grandfathered Person.
(o)   “NYSE” shall mean the New York Stock Exchange, Inc.
(p)   “Person” shall mean any individual, firm, corporation, business trust, joint stock company, partnership, trust association, limited liability company, limited partnership, or other entity, or any group of Persons making a “coordinated acquisition” of Company 382 Securities or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i), or otherwise and shall include any successor (by merger or otherwise) of any such entity.
(q)   “Preferred Stock” shall mean the Series C Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Rights Agreement as Exhibit A and, to the extent that there is a not sufficient number of shares of the Series C Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series C Junior Participating Preferred Stock.
(r)   “Section 382” shall mean Section 382 of the Code, or any comparable successor provision.
(s)   “Securities Act” shall mean the Securities Act of 1933, as amended.
(t)   “Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d), Section 13(f) or Section 13(g) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person, or such earlier date as a majority of the Board of Directors becomes aware of the existence of an Acquiring Person.
(u)   “Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.
(v)   “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.
(w)   “Threshold Holder” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 4.99% or more of the shares of Common Stock or any other class of Company 382 Securities then outstanding.

(x)   “Treasury Regulations” shall mean any income tax regulations promulgated under the Code, including any amendments thereto.
Any determination required by the definitions in this Rights Agreement shall be made by the Board of Directors in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.
Section 2.   Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon 10 days’ prior notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such co-Rights Agent.
Section 3.   Issuance of Right Certificates. (a) Until the Close of Business on the earlier of  (i) the tenth Business Day after the Stock Acquisition Date (or, if the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempted Person) of, or of the first public announcement of the intention of such Person (other than an Exempted Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempted Person) becoming an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to any such offer) (including, in the case of both clause (i) and (ii) , any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights) (the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing the Common Stock registered in the names of the holders thereof  (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates (as defined below), and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 or 13 hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof), so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
(b) In connection with the adoption of the Original Rights Agreement, the Company sent a copy of a Summary of Rights to Purchase Shares of Preferred Stock (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock and holder of Book Entry shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as the address at which such holder has consented to receive notice. With respect to shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares will be evidenced by the share certificate for such shares of Common Stock registered in the names of the holders thereof or the Book Entry shares, in each case together with the Summary of Rights, in substantially the form of Exhibit C hereto. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Book Entry shares.
(c) Rights shall be issued in respect of all shares of Common Stock issued or disposed of  (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of

Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend substantially to the effect of the following:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Second Amended and Restated Section 382 Rights Agreement between CNO Financial Group, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of November 13, 2014 as the same may be amended, supplemented or otherwise modified from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of CNO Financial Group, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. CNO Financial Group, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.
Notwithstanding this Section 3(c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.
Section 4.   Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the NYSE or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Rights Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
Section 5.   Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the President, any of the Vice Presidents or the Treasurer of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.
(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6.   Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of this Rights Agreement, at any time after the Close of Business on the Distribution Date, and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent, subject to the provisions of this Rights Agreement, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
(b) Subject to the provisions of this Rights Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7.   Exercise of Rights, Purchase Price; Expiration Date of Rights. (a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of  (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof  (the “Redemption Date”) or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.
(b) The purchase price (the “Purchase Price”) shall be initially $70.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in lawful money of the United States of America, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) either (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the total number of shares of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B) if the Company shall have elected to deposit the Preferred Stock with a depositary agent under a depositary arrangement, requisition from the depositary agent appointed by the Company depositary receipts representing interests in the number of one one-thousandths of a share of Preferred Stock as are to be purchased, in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent (and the Company hereby directs any such depositary agent to comply with all such requests), (ii) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with notice to the Rights Agent) requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with notice to the Rights Agent), after receipt of the cash requisitioned from the Company, promptly deliver such cash, if any, to or upon the order of the registered holder of such Right Certificate.
(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his, her or its duly authorized assigns, subject to the provisions of Section 14 hereof.
(e) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (for the purposes of this Section 7(e), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act), former Beneficial Owner and/or Affiliates or Associates (for purposes of this Section 7(e), as such terms are respectively defined for purposes of Rule 12b-2 of the General Rules and Regulations under the Exchange Act) thereof as the Company shall reasonably request.
Section 8.   Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9.   Availability of Shares of Preferred Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and/or other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the NYSE or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE or listed on any other national securities exchange or quotation system upon official notice of issuance upon such exercise.
(c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and/or other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of  (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.
(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock or other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock or other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.
Section 10.   Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.   Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.    The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a) (i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.
(ii)   Subject to Section 24 of this Rights Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Rights Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one one-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the then-current per share market price of the Company’s Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11. Notwithstanding anything in this Rights Agreement to the contrary, however, from and after the time (the “Invalidation Time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (II) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).
(iii)   The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of  (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within 30 days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If within the 30 day period referred to above the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, such 30 day period may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30 day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock Equivalent shall be deemed to equal the current per share market price of the Common Stock on such date. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).
(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of  (A) a dividend or distribution on such

Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, (x) if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, (y) if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the system then in use, or, (z) if on any such date the Security is not so quoted or reported, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
(ii)   For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock, as determined pursuant to Section 11(d)(i), multiplied by one thousand (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.
(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of  (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(g) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock

(calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(h) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of shares of Preferred Stock for which a Right may be exercised made pursuant to Sections 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(i) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.
(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.
(k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(l) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance (wholly for cash) of any shares of Preferred Stock at less than the current market price, issuance (wholly for cash) of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(m) Notwithstanding anything in this Rights Agreement to the contrary, in the event that at any time after the date of this Rights Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
(n) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof  (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Sections 11 or 13 hereof shall be effective as of the date of the event giving rise to such adjustment.
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event, directly or indirectly, at any time after any Person has become an Acquiring Person, (i) the Company shall merge with and into any other Person (other than one or more of its wholly-owned Subsidiaries), (ii) any Person (other than one or more of its wholly-owned Subsidiaries) shall consolidate with the Company, or any Person (other than one or more of its wholly-owned Subsidiaries) shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating to 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries), then, and in each such case, proper provision shall be made so that:
(A) each holder of record of a Right (other than Rights which have become void pursuant to Section 11(a)(ii)) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable (whether or not such Right was then exercisable) immediately prior to the time that any Person first became an Acquiring Person (each as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c), 11(f), 11(h), 11(i) and 11(m)), in accordance with the terms of this Rights Agreement and in lieu of Preferred Stock, such number of validly issued, fully paid and non-assessable and freely tradeable shares of Common Stock of the Principal Party (as defined below) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that any Person first became an Acquiring Person (as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c), 11(f), 11(h), 11(i) and 11(m)) and (2) dividing that product by 50% of the then-current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d)(i) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Rights Agreement to reflect any events occurring in respect of such Principal Party after the date of such consolidation, merger, sale or transfer;
(B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement;
(C) the term “Company” as used herein shall thereafter be deemed to refer to such Principal Party; and
(D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of its Common Stock) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided, that upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.
(b) “Principal Party” shall mean:
(i) in the case of any transaction described in clauses (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and
(ii) in the case of any transaction described in clause (iii) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;
provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one

Person, and the Common Stock of all of such Persons have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:
(i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;
(ii) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the NYSE or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be reported by such other system then in use;
(iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
(iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.
In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a).
(d) In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then-current market price per share thereof  (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then-current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e) The Company covenants and agrees that it shall not, at any time after a Person first becomes an Acquiring Person, enter into any transaction of the type contemplated by Sections 13(a)(i)-(iii) hereof if (x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.
Section 14.   Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, (x) if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, (y) if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, (z) if on any such date the Rights are not so quoted or reported, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.
(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.
(c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of

Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock for which a Right is exercisable shall be deemed to be the closing price of one share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise or exchange.
(d) The holder of a Right by the acceptance of the Right expressly waives the right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).
Section 15.   Rights of Action. All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.
Section 16.   Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(i) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;
(ii) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;
(iii) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary; and
(iv) notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.
Section 17.   Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18.   Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.
(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Rights Agreement in reliance upon any Right Certificate or certificate representing the Preferred Stock, the Common Stock or any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.
Section 19.   Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation or entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation or entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of such successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.
(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.
Section 20.   Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, President, any Vice President, the Treasurer or the

Secretary of the Company (each, an “Authorized Officer”) and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.
(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.
(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof  (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.
(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided, that reasonable care was exercised in the selection and continued employment thereof.

(j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
Section 21.   Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one if its affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his, her or its Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a corporation or other entity organized and doing business under the laws of the United States or any State thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation or entity described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.   Issuance of New Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23.   Redemption. (a) The Board of Directors of the Company may, at its option at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at a redemption price of  $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock of the Company after the date hereof  (the redemption price hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the

Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board of Directors.
(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.
(c) In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.
Section 24.   Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof  (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all stockholders entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(b) Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the

Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.
(c) The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fractions thereof  (or Equivalent Preferred Shares as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.
Section 25.   Notice of Certain Events. (a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, reclassification, subdivision, combination, consolidation or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.
(b) In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.
(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.
Section 26.   Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
CNO Financial Group, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032
Attn: Chief Financial Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: Corporate Trust Department
with a copy (which shall not constitute notice) to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: General Counsel
Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27.   Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, that any supplement or amendment that does not amend Section 18, 19, 20 or 21 hereof or this Section 27 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.
Section 28.   Process to Seek Exemption. Any Person who desires to effect any acquisition of Company 382 Securities that might, if consummated, result in such Person (together with its Affiliates and Associates) Beneficially Owning 4.99% or more of any class of Company 382 Securities then outstanding (or, in the case of a Grandfathered Person, additional shares of Company 382 Securities in excess of those permitted by the definition of Grandfathered Person) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempted Person” under subsections (v) or (vi) of Section 1(l) hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Company 382 Securities then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Company 382 Securities aggregating 4.99% or more of any class of the then outstanding Company 382 Securities (or, in the case of a Grandfathered Person, additional shares of Company 382 Securities in excess of those permitted by the definition of Grandfathered Person) and the maximum number and percentage of shares of Company 382 Securities that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within 30 Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if the Board of Directors determines in its sole discretion that the acquisition of Beneficial Ownership of Company 382 Securities by the Requesting Person will not jeopardize or endanger the availability to the Company of its NOL carryforwards. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Company 382 Securities in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs.
Section 29.   Successors. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 30. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
Section 31. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Rights Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or exchange or not redeem or exchange the Rights or to amend or not amend this Rights Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith, shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.
Section 32. Severability. If any term, provision, covenant or restriction of this Rights Agreement or applicable to this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Rights Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Rights Agreement would adversely affect the purpose or effect of this Rights Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board of Directors in accordance with applicable law and the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.

Section 33.   Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 34.   Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Rights Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 35.   Descriptive Headings. Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 36.   Prior Agreement. This Rights Agreement amends and restates in its entirety the First A&R Rights Agreement and the terms and provisions of the First A&R Rights Agreement are superseded hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Rights Agreement to be duly executed and attested, all as of the day and year first above written.
CNO FINANCIAL GROUP, INC.
Attest:	/s/ Karl W. Kindig	By:	/s/ Erik M. Helding
	Karl W. Kindig	Name:	Erik M. Helding
	Senior Vice President and Secretary	Title:	Senior Vice President, Treasury and Investor Relations
American Stock Transfer & Trust Company, LLC
Attest:	/s/ Jennifer Donovan	By:	/s/ Michael Nespoli
	Jennifer Donovan	Name:	Michael Nespoli
	Senior Vice President	Title:	Executive Director

EXHIBIT A
FORM
OF
CERTIFICATE OF DESIGNATIONS
OF
SERIES C JUNIOR PARTICIPATING PREFERRED STOCK
OF
CNO FINANCIAL GROUP, INC.
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

CNO Financial Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Company (hereinafter being referred to as the “Board of Directors” or the “Board”) as required by Section 151 of the General Corporation Law of the State of Delaware on November 13, 2014:
RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of the Company’s Amended and Restated Certificate of Incorporation, (hereinafter being referred to as the “Certificate of Incorporation”), the Board of Directors hereby creates a series of preferred stock, par value $0.01 per share, of the Company, to be designated the “Series C Junior Participating Preferred Stock” and hereby adopts the resolution establishing the designations, number of shares, preferences, voting powers and other rights, and the restrictions and limitations thereof, of the shares of such series as set forth below:
Section 1.   Designation and Amount. The shares of such series shall be designated as “Series C Junior Participating Preferred Stock” (the “Series C Preferred Stock”) and the number of shares constituting the Series C Preferred Stock shall be 2,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series C Preferred Stock.
Section 2.   Dividends and Distributions
(A)   Subject to the rights of the holders of any shares of any series of Preferred Stock of the Company (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) and of any other stock of the Company ranking junior to the Series C Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July, and October in each year (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of  (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the Company shall at any time after the Issue Date declare and pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)   The Company shall declare a dividend or distribution on the Series C Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of  $1 per share on the Series C Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Dividend Payment Date.
(C)   Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series C Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
Section 3.   Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:
(A)   Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series C Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the Common Stock of the Company are entitled to vote. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)   Except as otherwise provided herein, in the Certificate of Incorporation or in any other certificate of designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.
(C)   Except as set forth herein, or as otherwise provided by law, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(D)   If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series C Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Series C Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series C Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series C Preferred Stock being entitled to cast a number of votes per share of Series C Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series C Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series C Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series C Preferred Stock in this Section 3.
Section 4.   Certain Restrictions.
(A)   Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not earned or declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Company shall not:
(i)   declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;
(ii)   declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)   redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series C Preferred Stock or rights, warrants or options to acquire such junior stock; or
(iv)   redeem or purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B)   The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.   Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
Section 6.   Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of the Common Stock or of shares of any other stock of the Company ranking junior, upon liquidation, dissolution or winding up, to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, provided that the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series C Preferred Stock, except distributions made ratably on the Series C Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series C liquidation preference and the liquidation preferences of all other classes and series of stock of the Company, if any, that rank on a parity with the Series C Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series C Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Neither the merger or consolidation of the Company into or with another entity nor the merger or consolidation of any other entity into or with the Company (nor the sale of all or substantially all of the assets of the Company) shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.
Section 7.   Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted, exchanged or converted. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.   No Redemption. The shares of Series C Preferred Stock shall not be redeemable from any holder.

Section 9.   Rank. The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company, junior to all other series of Preferred Stock and senior to the Common Stock.
Section 10.   Amendment. If any proposed amendment to the Certificate of Incorporation (including this Certificate of Designations) would alter, change or repeal any of the preferences, powers or special rights given to the Series C Preferred Stock so as to affect the Series C Preferred Stock adversely, then the holders of the Series C Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series C Preferred Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law of the State of Delaware.
Section 11.   Fractional Shares. Series C Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its ______________ and attested by its Secretary this 13th day of November, 2014.
_______________________________
Name:
Title:
Attest:
_______________________________
Secretary

EXHIBIT B
Form of Right Certificate
Certificate No. R- _______ Rights
NOT EXERCISABLE AFTER DECEMBER 31, 2017, OR SUCH EARLIER DATE AS PROVIDED BY THE RIGHTS AGREEMENT OR IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
Right Certificate
CNO FINANCIAL GROUP, INC.
This certifies that [___________] or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Second Amended and Restated Section 382 Rights Agreement, dated as of November 13, 2014, as the same may be amended from time to time (the “Rights Agreement”), between CNO Financial Group, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”) unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on December 31, 2017, or such earlier date as provided by the Rights Agreement at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series C Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of  $70.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.
The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of November 13, 2014, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number and kind of securities or property which may be purchased upon the exercise of each Right and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of securities or property as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at its option at a redemption price of  $0.01 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company’s Common Stock, par value $0.01 per share.
No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _____________ __, ____.
ATTEST:	CNO FINANCIAL GROUP, INC.
By: _________________________	By: _________________________
Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent
By:
________________________

Authorized Signatory

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto ___________________________
____________________________________________________________
(Please print name and address of transferee)
____________________________________________________________
Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.
Dated: ______________, ____
________________________________
Signature
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Rights Agreement).
________________________________
Signature
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Form of Reverse Side of Right Certificate — continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Right Certificate)
To the Rights Agent:
The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:
________________________________________________________________
(Please print name and address)
________________________________________________________________
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number: _______________________________________
________________________________________________________________
(Please print name and address)
________________________________________________________________
Dated: ________________, ___
________________________________
Signature
(Signature must conform to holder
specified on Right Certificate)
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Rights Agreement).
________________________________
Signature
Form of Reverse Side of Right Certificate — continued
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NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.
________________________________

EXHIBIT C
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
CNO FINANCIAL GROUP, INC.
On November 13, 2014, CNO Financial Group, Inc. (the “Company”) entered into a Second Amended and Restated Section 382 Rights Agreement dated as of November 13, 2014 (as the same may be amended from time to time, the “Rights Agreement”) with American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”). The Board of Directors of the Company had previously declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) that was paid to the stockholders of record as of the close of business on January 30, 2009 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series C Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”) of the Company at a price of  $70.00 per one one-thousandth of a share of Preferred Stock (as the same may be adjusted, the “Purchase Price”). The description and terms of the Rights are as set forth in the Rights Agreement.
The Rights Agreement is intended to help protect the Company’s tax net operating loss carryforwards. The Board of Directors may redeem the Rights, as discussed more fully below. The Rights Agreement is intended to act as a deterrent to any person (other than an Exempted Person (as defined below) or any person who has the status of a Threshold Holder (as defined below) on the date of the Rights Agreement so long as such person does not increase its ownership above an additional 1% of Company 382 Securities (as defined below) then outstanding) from becoming or obtaining the right to become, a person who or which, together with all affiliates and associates of such person, is the beneficial owner of 4.99% or more of the shares of Common Stock or any other class of Company 382 Securities then outstanding (each such person, a “Threshold Holder”), without the approval of the Board of Directors.
Until the close of business on the earlier of  (i) the tenth business day after the first date of a public announcement that a person (other than an Exempted Person (as defined below) or Grandfathered Person (as defined below)) or group of affiliated or associated persons (an “Acquiring Person”) has become a Threshold Holder or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any person (other than an Exempted Person) becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”), the Rights will be evidenced by the shares of Common Stock represented by the certificates for Common Stock or uncertificated book entry shares outstanding as of the Record Date, together with a copy of the summary of rights disseminated in connection with the original dividend of Rights.
“Approved Acquisition” shall mean (i) any acquisition of Company 382 Securities that would cause a person to qualify as a Threshold Holder and that is approved in advance by the Board of Directors, or (ii) a conversion (or other exchange) of Company 382 Securities for other Company 382 Securities where such conversion (or other exchange) does not increase the beneficial ownership in the Company by any person for purposes of Section 382 of the Internal Revenue Code of 1986, as amended.
“Company 382 Securities” shall mean the Common Stock of the Company and any other interest that would be treated as “stock” of the Company for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (including pursuant to Treasury Regulation Section 1.382-2T(f)(18)).
“Exempted Person” shall mean (i) the Company, (ii) any subsidiary of the Company, (in the case of subclauses (i) and (ii) including, without limitation, in its fiduciary capacity), (iii) any employee benefit plan or compensation arrangement of the Company or of any subsidiary of the Company (iv) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Company 382 Securities to the extent organized, appointed or established by the Company or any subsidiary of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such employee benefit plan or compensation arrangement, (v) any person (together with its affiliates and associates) whose status as a Threshold Holder will, in the sole judgment of the Board of Directors, not jeopardize or endanger the availability to the Company of its net operating loss carryforwards to be used to offset its taxable income in such year or future years (but in the case of any person determined by the Board of Directors to be an Exempted Person pursuant to this subparagraph (v) only for so long as such person’s status as a Threshold Holder continues not to jeopardize or endanger the availability of such net operating loss carryforwards, as determined by the Board of Directors in its good faith discretion), or (vi) any person who or which would qualify as a Threshold Holder as a result of an Approved Acquisition and, to the extent approved by the Board of Directors, any person who or which acquires Company 382 Securities from any such person.
“Grandfathered Person” shall mean any person who or which, together with all affiliates and associates of such person, was as of the date of the Rights Agreement, the beneficial owner of 4.99% or more of the Company 382 Securities outstanding on such date, unless and until such time as such person after the date of the Rights Agreement acquires beneficial ownership of additional shares or other interests in Company 382 Securities representing more than 1% of the Company 382 Securities then outstanding. Any Grandfathered Person who, together with all of its affiliates and associates, subsequently becomes the beneficial owner of less than 4.99% of the Company 382 Securities shall cease to be a Grandfathered Person.
The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or uncertificated book entry shares) outstanding as of the Record Date, even without a notation incorporating the Rights Agreement by reference (or such notice, in the case of uncertificated book entry shares) or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or uncertificated book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date and will expire at the earlier of  (i) the close of business on December 31, 2017, (ii) the close of business on November 13, 2015 if shareholder approval of the Rights Agreement has not been received by or on such date, (iii) at the adjournment of the first annual meeting of the stockholders of the Company following the date hereof if stockholder approval of the Rights Agreement has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of tax benefits or (v) the beginning of a taxable year of the Company to which the Board of Directors determines that no tax benefits may be carried forward (the “Final Expiration Date”), subject to (x) the extension of the Rights Agreement by the Board of Directors by the amendment of the Rights Agreement or (y) the redemption or exchange of the Rights by the Company, as described below.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock and/or other securities or property having a market value of two times the Purchase Price.
In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.
At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock or the Common Stock on the last trading day prior to the date of exercise.
At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of  $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Rights Agreement (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K dated November 13, 2014. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

Annex B
CNO FINANCIAL GROUP, INC.

2015 Pay For Performance Incentive Plan

CNO FINANCIAL GROUP, INC.

2015 Pay For Performance Incentive Plan

CNO FINANCIAL GROUP, INC.

2015 Pay For Performance Incentive Plan

1.
GENERAL

(a)   Purpose. This CNO Financial Group, Inc. 2015 Pay for Performance Incentive Plan (the “Plan” or “P4P”) is intended to assist CNO Financial Group, Inc., a Delaware corporation (the “Company”), and its Affiliated Corporations in attracting, retaining, motivating and rewarding employees who occupy key positions and contribute to the growth and profitability of the Company and its Affiliated Corporations through the award of certain incentives. The Plan also is intended to enable the Committee to preserve the tax deductibility of incentive awards under Section 162(m) of the Code, and to advance the interests of the shareholders of the Company by providing performance-based incentives to eligible individuals.
(b)   Effective Date. The Plan shall become effective as of the date of its adoption by the Board of Directors of the Company, subject to stockholder approval, and shall continue in effect until terminated by the Board pursuant to Section 6(a). No payment may be made hereunder prior to stockholder approval of the Plan.
2.
DEFINITIONS

(a)   “Affiliated Corporations” shall include members of the controlled group of corporations within the meaning of Section 1504 of the Code determined without regard to Section 1504(b).
(b)   “Board” means the Board of Directors of the Company.
(c)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
(d)   “Committee” means the committee designated by the Board to administer the P4P. With respect to Covered Employees for whom the P4P is intended to provide “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, any Committee must consist solely of two or more persons each of whom are “outside directors” within the meaning of Section 162(m) of the Code. To the extent the Committee delegates authority pursuant to Section 5(b), references to the Committee in the P4P shall, as appropriate, be deemed to refer to the Committee’s delegate.
(e)   “Company” means CNO Financial Group, Inc., a Delaware corporation.
(f)   “Comparison Group” means the peer group of companies designated by the Committee as the Comparison Group relative to a given Performance Cycle, as described in Section 2(o).
(g)   “Covered Employee” has the meaning given such term under Section 162(m) of the Code.
(h)   “Employer” means the Company and any Affiliated Corporation that employs a Participant.
(i)   “Fiscal Year” means the 12-month period beginning on each January 1 and ending on December 31 of the same calendar year.
(j)   “Incentive Percentage” means the number determined by the Committee as the percentage of a Participant’s annual rate of salary in effect from time to time during the Performance Period; provided, however, that if the Incentive Plan Award is intended to be Qualified Performance-based Compensation, then “Incentive Percentage” for such Participant means such Participant’s annual rate of salary in effect at the time the relevant Performance Goals are established. The Committee may establish different Incentive Percentages for individual Participants or different classes of Participants, and/or the achievement of different levels of the Performance Goals.
(k)   “Incentive Plan Award” means an incentive compensation award under the P4P, payment of which is contingent and based upon the attainment of the Performance Goals with respect to a Performance Period.

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2015 Pay For Performance Incentive Plan

(l)   “Participant” means an employee of an Employer participating in the Plan for a Performance Period as provided in Section 3.
(m)   “P4P” means the CNO Financial Group, Inc. Pay For Performance Incentive Plan, as it may be amended from time to time.
(n)   “Performance Goals” means the pre-established objective performance goals established by the Committee for each Performance Period. Solely with respect to Covered Employees for any Performance Period for which the P4P is intended to provide Qualified Performance-based Compensation, Performance Goals shall be established by the Committee no later than 90 days after the beginning of the Fiscal Year to which the Performance Goals relate (and in the case of a Performance Period shorter than a Fiscal Year, no later than the date on which 25% of the Performance Period has elapsed) and while the attainment of the Performance Goals is substantially uncertain. The Performance Goals may be based upon the performance of the Company, of any Affiliated Corporation, of a division thereof, and/or of an individual Participant, using one or more of the Performance Measures selected by the Committee. Separate Performance Goals may be established by the Committee for the Company or an Affiliated Corporation, or division thereof, or an individual. With respect to Participants who are not Covered Employees, the Committee may establish other subjective or objective goals, including individual Performance Goals, which it deems appropriate. The preceding sentence shall also apply to Covered Employees with respect to any Incentive Plan Award not intended at the time of grant to be Qualified Performance-based Compensation. Performance Goals may be set at a specific level, or may be expressed as a relative percentage to the comparable measure at comparison companies or a defined index.
(o)   “Performance Measure” means one or more of the following criteria, on which Performance Goals may be based, subject to Section 4(a): (1) gross or net revenue, premiums collected, new annualized premiums, and investment income, (2) any earnings or net income measure, including earnings from operations, earnings before taxes, earnings before interest and/or taxes and/or depreciation, statutory earnings before realized gains (losses), or net income available to common shareholders, (3) operating earnings per common share (either basic or diluted); (4) return on assets, return on investment, return on capital, return on equity, or return on tangible equity; (5) economic value created including the value of new business; (6) operating margin or profit margin; (7) net interest margin; (8) asset quality; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, total market capitalization, business retention, new product generation, rate increase actions, geographic business expansion goals, cost targets (including cost of capital), investment portfolio yield, risk-based capital, statutory capital, Best Capital Adequacy Ratio, tax net operating loss utilization, customer satisfaction, employee satisfaction, agency ratings, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, on a per share basis (either basic or diluted), as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.
(p)   “Performance Period” means a Fiscal Year or other period of time (which may be longer or shorter than a Fiscal Year) set by the Committee.
(q)   “Qualified Performance-based Compensation” has the meaning given such term under Section 162(m) of the Code and the regulations promulgated thereunder.
(r)   “Retirement” means a Participant’s voluntary termination of employment after achieving either (i) 62 years of age or (ii) 60 years of age with at least 10 years of employment with an Employer.
3.
PARTICIPATION

(a)   Participation in General. Individuals eligible to participate in the P4P shall consist of officers and other employees of an Employer whom the Committee determines have the potential to contribute

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2015 Pay For Performance Incentive Plan

significantly to the success of the Company and its Affiliated Corporations. For each Performance Period the Committee shall determine which officers and other employees shall participate in the P4P.
(b)   Eligibility to Receive Performance-Based Compensation. The Committee shall designate which Incentive Plan Awards are intended to be Qualified Performance-Based Compensation, and the individuals eligible to receive such awards, no later than the 90th day of the Fiscal Year (or, in the case of a Performance Period shorter than a Fiscal Year after no later than the date on which 25% of the Performance Period has elapsed), so long as the attainment of the Performance Goals is still substantially uncertain. Only officers are eligible to receive an Incentive Plan Award that is intended to be Qualified Performance-Based Compensation.
4.
INCENTIVE PLAN AWARDS

(a)   Determination of Incentive Plan Awards.
The Committee shall, promptly after the date on which the necessary financial, individual or other information for a particular Performance Period becomes available, determine and certify in writing the degree to which each of the Performance Goals has been attained. Performance Goals shall, to the extent applicable, be based upon generally accepted accounting principles. The Committee may, in connection with the establishment of Performance Goals and in a manner consistent with Section 162(m) of the Code (to the extent applicable), provide for the adjustment of such Performance Goals to take into account the effect of the following, subject to Section 6(l): Changes in accounting standards that may be required by the Financial Accounting Standards Board, the Securities and Exchange Commission or any other rulemaking body after the Performance Goal is established; realized investment gains and losses; extraordinary, unusual, non-recurring or infrequent items; currency fluctuations; acquisitions; divestitures; litigation losses; financing activities; expenses for restructuring or productivity initiatives; other non-operating items; new laws, cases or regulatory developments that result in unanticipated items of gain, loss, income or expense; executive severance arrangements; and other items as the Committee determines to be required so that the operating results of the Company, division, or an Affiliated Corporation shall be computed on a comparative basis from Performance Period to Performance Period. Determination by the Committee or its designee shall be final and conclusive on all parties, but shall be based on relevant objective information or financial data. The Committee may also, in its discretion, adjust a P4P Award based on other factors it deems relevant and appropriate; provided, however, that the Committee may only exercise such discretion to reduce, and not to increase, a P4P Award unless such award was not intended to be Qualified Performance- based Compensation.
(b)   Eligibility and Amount of Incentive Plan Award.
(i) To be eligible for payment of any P4P Award, the Participant must: (x) have performed the Participant’s duties to the satisfaction of the Committee; (y) have not engaged in any act deemed by the Committee to be inimical to the best interest of the Company or an Affiliated Corporation; and (z) otherwise complied with Company and Employer policies at all times prior to the date the P4P Award is actually paid. No P4P Award shall be paid to any Participant who does not satisfy each of the above. In addition, unless the Committee determines otherwise, the Participant must be employed by the Company or an Affiliated Corporation on the day on which the P4P Award is scheduled to be paid in accordance with Section 4(c), except in the event termination is due to the Participant’s Retirement, death or disability (as defined in Section 422(c) of the Code), or a separate agreement entered into between the Participant and his or her Employer specifically provides otherwise; provided however, that no Participant shall receive such a P4P Award upon retirement or pursuant to a separate agreement entered into between the Participant and his or her Employer unless such award was not intended to be Qualified Performance-based Compensation or otherwise remains subject to actual achievement of the relevant Performance Goals. In the event of a Participant’s Retirement, death or

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2015 Pay For Performance Incentive Plan

disability, the earned portion, if any, of the P4P Award based on actual performance for the relevant Performance Period shall be prorated based upon the period of employment during the Performance Period. The Committee may, in its sole discretion, reduce, eliminate or increase any P4P Award for any individual or group, except that the amount of any P4P Award intended to be Qualified Performance-based Compensation may not be increased above the amount determined under Section 4(a) hereof.
(ii) The P4P Award shall be determined by multiplying the Incentive Percentage applicable to the Participant by the Participant’s annual rate of salary in effect at the time the relevant Performance Goals for such Performance Period were established, and then determining the extent to which such award amount may be reduced in accordance with Section 4(a). In no event, however, will a P4P Award for a Covered Employee exceed $8,000,000 for a Fiscal Year Performance Period (or in the case of a Performance Period other than a Fiscal Year, an amount that bears the same ratio to $8,000,000 as the Performance Period bears to a Fiscal Year).
(iii) The Committee shall have the discretion and authority to make adjustments to any P4P Award in circumstances where, during the Performance Period: (1) a Participant leaves the Employer and is rehired as a Participant; (2) a Participant is hired, promoted or transferred into a position eligible for P4P participation; (3) a Participant transfers between eligible P4P positions with different Incentive Percentages or Performance Goals; (4) a Participant transfers to a position not eligible to participate in the P4P; (5) a Participant becomes eligible for an incentive from another incentive plan maintained by the Company or Affiliated Corporation; (6) a Participant is on a leave of absence; and (7) similar circumstances deemed appropriate by the Committee, consistent with the purpose and terms of the P4P; provided however, that the Committee shall not be authorized to increase the amount of the P4P Award payable to a Covered Employee if the amount was intended to be Qualified Performance-based Compensation.
(c)   Payment of Award. Unless the Committee provides otherwise, P4P Awards will be paid in cash or cash equivalent within 75 days of the end of the applicable Performance Period to which the award pertains, but in no event prior to certification by the Committee as provided in Section 4(a) and in no event past the date that would otherwise qualify the P4P Award as a “short-term deferral” as that term is defined in Treasury Regulation 1.409A-1(b) promulgated under Section 409A of the Code. If any portion of a P4P Award payable to a Covered Employee that is intended to be Qualified Performance-based Compensation for any reason is not deductible, payment of that portion shall, at the Committee’s discretion, be deferred until the earliest date it may be paid and deducted; provided however, that any such deferral shall be made in compliance with a plan designed to comply with the requirements of Section 409A of the Code. Further, if the Participant is on administrative suspension at the time payment would otherwise be made, payment shall be delayed until the matter is resolved by the Employer. No payment shall be made if the Committee determines the qualification requirements of Section 4(b)(i) have not been satisfied by the Participant.
5.
ADMINISTRATION

(a)   General. The P4P shall be administered by the Committee. Subject to the provisions of the P4P, the Committee shall have full discretionary authority to administer and interpret the P4P, to exercise all powers either specifically granted to it under the P4P or as are necessary or advisable in the administration of the P4P, to decide the facts in any case arising under the P4P, to prescribe, amend and rescind rules and regulations relating to the P4P, to require performance reports on which it can base its determinations under Section 4(a), and to make all other determinations necessary or advisable for the administration of the P4P, all of which shall be binding on all persons, including the Company, Affiliated Corporations, the Participants (or any person claiming any rights under the P4P from or through any Participant), and any shareholder of the Company. A majority of the Committee shall constitute a quorum, and, provided a

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2015 Pay For Performance Incentive Plan

quorum is present (or unanimous written consent is otherwise obtained), the Committee shall act pursuant to a majority vote of those present. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the P4P or any Plan Award.
(b)   Delegation. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members, may delegate all or any part of its responsibilities and powers for administering the P4P to one or more persons as the Committee deems appropriate, and at any time revoke the allocation or delegation; provided however, the Committee may not delegate its responsibilities under the Plan relating to any Covered Employee’s P4P Award intended to be Qualified Performance-based Compensation to the extent delegation is prohibited under Section 162(m) of the Code.
6.
MISCELLANEOUS

(a)   Amendment and Termination.
(i) The Board may at any time amend or terminate the P4P (in whole or in part) without the approval of the shareholders of the Company, except as otherwise provided in this Section 6(a). Neither the Company nor any Affiliated Corporation is obligated to continue this P4P.
(ii) Unless terminated earlier by the Committee, the Plan shall terminate on the date of the Company’s first shareholder meeting that occurs in 2020. No further P4P Awards may be granted under the Plan following the termination date, but outstanding P4P Awards for Performance Periods begun prior to the Plan termination date shall continue in accordance with their terms.
(iii) Any amendment to the P4P that changes the class of individuals of an Employer eligible to participate, changes the Performance Measures or the formula used or increases the maximum dollar amount that may be paid to a Participant for a Performance Period shall not be effective with respect to Plan Awards to Covered Employees intended to be Qualified Performance-based Compensation unless the amendment is approved by shareholders before the Plan Award is paid.
(b)   Effect of Incentive Plan Awards on Other Compensation.
(i) Plan Awards shall not be considered eligible pay under other plans, benefit arrangements, or fringe benefit arrangements of the Company or an Affiliated Corporation, unless otherwise provided under the terms of other plans.
(ii) To the extent provided in the applicable benefit plan or benefit arrangement of the Company or an Affiliated Corporation, amounts payable as Plan Awards will be reduced in accordance with the Participant’s compensation reduction election, if any, in effect under other plans at the time the Plan Award is otherwise payable.
(c)   No Guarantee, No Funding. The payment of a Plan Award for any Performance Period does not guarantee any person eligibility for or payment of a Plan Award for any other Performance Period. Plan Awards shall be paid solely from the general assets of the Participant’s Employer, to the extent the payments are attributable to services for the Employer. To the extent any person acquires a right to receive payments from an Employer under the P4P, the right is no greater than the right of any other unsecured general creditor.
(d)   Tax Withholding. The Participant’s Employer shall have the right to deduct from all payments made under the P4P any federal, state or local taxes required by law to be withheld with respect to the payments.
(e)   Governing Law. The provisions of the P4P shall be interpreted, construed, and administered in accordance with the referenced provisions of the Code and with the laws of the State of Delaware.

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2015 Pay For Performance Incentive Plan

(f)   Awards Not Transferable. Subject to Section 6(h), no amount payable to, or held under the P4P for the account of, any Participant, spouse or beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; nor shall any amount payable to, or held under the P4P for the account of, any Participant be in any manner liable for such Participant’s debts, contracts, liabilities, engagements, or torts, or be subject to any legal process to levy upon or attach.
(g)   No Contract. This P4P shall not be deemed a contract of employment with any Participant, nor shall any provision hereof affect the right of the Company or any Affiliated Corporations to terminate a Participant’s employment.
(h)   Payments to Minors and Incompetents; Death. If any Participant, spouse or beneficiary entitled to receive any benefits hereunder is a minor or is deemed by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, they will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any such payment under the Plan. In the event of a Participant’s death prior to payment of any Plan Award to which Participant is otherwise entitled, payment shall be made to the Participant’s then-effective beneficiary or beneficiaries in accordance with the beneficiary designation on file with the Company. If no such beneficiary designation is in effect, payments shall be made to the Participant’s estate.
(i)   Recapture Rights. If at any time after the date on which a Participant has received payment, or becomes vested in the right to receive payment, of an Incentive Plan Award the Committee determines that the earlier determination as to the achievement of a Performance Goal was based on incorrect data and that in fact the Performance Goal had not been achieved or had been achieved to a lesser extent than originally determined and a portion of the Incentive Plan Award would not have been paid or have vested, given the correct data, then (i) any such portion of the Incentive Plan Award for which payment had been received by the Participant shall be paid by the Participant to the Company upon notice from the Company as provided by the Committee and (ii) such portion of the Incentive Plan Award that became vested shall be deemed to be not vested. Additionally, any Incentive Plan Awards granted under the Plan may be subject to reduction, cancellation, forfeiture or recoupment to the extent required by applicable law or listed company rules or to the extent otherwise provided at the time of grant or pursuant to policies that may be established by the Committee from time to time.
(j)   Right of Setoff. The Company or any subsidiary or affiliate of the Company may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate of the Company may owe to the Participant from time to time (including any amounts payable in connection with any Incentive Plan Award, owed as wages, fringe benefits or other compensation owed to the Participant), such amounts as may be owed by the Participant to the Company under the Plan, including but not limited to amounts owed under Section 6(i), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through deduction and setoff. By accepting any Incentive Plan Award hereunder, the Participant agrees to any deduction or setoff under this Section 6(j).
(k)   Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission of any terms of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code, and such other arrangements may be either applicable generally or only in specific cases.
(l)   Compliance with Section 162(m) of the Code. It is the intent of the Company that compensation under the Plan payable to Covered Employees shall constitute Qualified Performance-based Compensation

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unless otherwise determined by the Committee at the time of allocation of an award. Accordingly, the terms of Section 4 and other provisions of the Plan, including the definitions and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan or any document relating to an award that is designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such award upon attainment of the applicable performance objectives. Notwithstanding the foregoing, however, whenever the Committee determines that it is advisable to grant or pay Plan Awards that do not qualify as Qualified Performance-based Compensation, the Committee may make grants or payments without satisfying the requirements of Section 162(m) of the Code, provided, however, that any such determination must be made prior to the time that any such grant or payment is made.
(m)   Severability; Entire Agreement. If any of the provisions of this Plan or any award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any award documents contain the entire agreement of the parties with respect to the subject matter thereof and, unless specified otherwise, supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter thereof.
(n)   Captions. The captions contained in the P4P are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan, nor do they in any way affect the construction of any provision of the Plan.
(o)   Section 409A. For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Participant) being in compliance with Section 409A of the Code shall mean, for an award that is a “deferral” under Section 409A (a “409A Award”), that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Section 409A and, for an award that is not considered a “deferral” under Section 409A (a “non-409A Award”), that the term or event will not cause the award to be treated as a deferral subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A, and any distribution subject to Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i).

CNO FINANCIAL GROUP, INC.11825 N PENNSYLVANIA STCARMEL, IN 46032 VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FORthe following:1. Election of Directors1a. Edward J. Bonach1b. Ellyn L. Brown1c. Robert C. Greving1d. Mary R. Henderson1e. Charles J. Jacklin1f. Daniel R. Maurer1g. Neal C. Schneider1h. Frederick J. Sievert1i. Michael T. Tokarz ForAgainst Abstain 3. Approval of the adoption of the 2015 Pay forPerformance Incentive Plan.4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2015.5. Approval, by non-binding vote, of executive compensation.NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ForAgainst Abstain The Board of Directors recommends you vote FORproposals 2., 3., 4. and 5.ForAgainst Abstain 2. Approval of the adoption of the Amended andRestated Section 382 Shareholder Rights Plan. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation orpartnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .CNO FINANCIAL GROUP, INC. Annual Meeting of Shareholders May 6, 2015 8:00 AMThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Frederick J. Crawford, Eric R. Johnson and John R. Kline, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote,as designated on the reverse side of this ballot, all of the shares of Common Stock of CNO FINANCIAL GROUP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, EDT on May 6, 2015, at 11825 N. Pennsylvania St., Carmel, Indiana, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side